SCUDDER
                                                                   INVESTMENTS




      Scudder Pathway Series

      Pathway Conservative Portfolio

      Pathway Moderate Portfolio

      Pathway Growth Portfolio

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                                     Class AARP and Class S Shares
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                                   |
                                   |
                                   |  Annual Report
                                   |  August 31, 2001




      For investors seeking current income and long-term growth of capital.

Contents
--------------------------------------------------------------------------------

   3  Letter from the Series'          Pathway Growth Portfolio
      President
                                        22  Portfolio Highlights
   4  Portfolio Management Review
                                        24  Performance Summary
 Pathway Conservative Portfolio
                                        27  Portfolio Summary
  10  Portfolio Highlights
                                        30  Investment Portfolio
  12  Performance Summary
                                        41  Financial Highlights
  15  Portfolio Summary

  28  Investment Portfolio
                                        31  Financial Statements
  37  Financial Highlights
                                        43  Notes to Financial Statements
 Pathway Moderate Portfolio
                                        55  Report of Independent Accountants
  16  Portfolio Highlights
                                        56  Tax Information
  18  Performance Summary
                                        57  Officers and Trustees
  21  Portfolio Summary
                                        58  Investment Products and Services
  29  Investment Portfolio
                                        60  Account Management Resources
  39  Financial Highlights



Scudder Pathway Series                            Ticker Symbol     Fund Number
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Pathway Conservative Portfolio -- Class AARP          APWCX             180
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Pathway Conservative Portfolio -- Class S             SCPCX             080
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Pathway Moderate Portfolio -- Class AARP              SPWBX             181
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Pathway Moderate Portfolio -- Class S                 SPBAX             081
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Pathway Growth Portfolio -- Class AARP                APWGX             182
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Pathway Growth Portfolio -- Class S                   SPGRX             082
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Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $345 billion in assets for individuals, corporate clients, retirement and pension plans and insurance companies.

Please see the trust's prospectus for more complete information, including a complete description of the trust's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Series' President
--------------------------------------------------------------------------------

Dear Shareholder,

As we reflect on the senseless destruction of September 11, we recognize that it will be a long road to a full recovery. Our hearts and hands go out to the families and loved ones of the victims. In the aftermath, we have seen great acts of heroism and determination, and it is those aspects of the American character that will guide our recovery.

While we have never faced this type of incident before, history shows that the American people and the U.S. financial systems will recover and endure, as they have through world wars, natural and man-made disasters, assassinations, and other world-shattering events. Some investors may respond to the uncertainty by selling assets and retreating to cash, but our experience has told us to keep a steady hand and to focus on our end goals in spite of short-term turbulence. Investors rarely benefit from hasty decisions. While some may experience temporary setbacks in the quest to achieve their goals, we have confidence in the resilience of the American people and our financial markets.

At Zurich Scudder Investments, we are ready to serve you. If you feel compelled to make changes in your investment program, please guard against overreaction to help maintain the best strategy and to achieve your personal long-term goals. If you have any questions, please call us at 1-800-SCUDDER (1-800-728-3337).

Sincerely,

/s/Lin Coughlin

Linda C. Coughlin
President
Scudder Pathway Series

----------------------------------------------------------------------------
                 AARP Investment Program            Scudder Class S
Web site:           aarp.scudder.com                 myScudder.com
Toll-free:           1-800-253-2277                  1-800-SCUDDER
----------------------------------------------------------------------------

Portfolio Management Review
--------------------------------------------------------------------------------

Scudder Pathway Series: A Team Approach to Investing

The portfolios are managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in each portfolio's management process. Team members work together to develop investment strategies and select securities for each portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Portfolio Manager Shahram Tajbakhsh, CFA, joined the Advisor in 1996 and the portfolio team in 1999. Mr. Tajbakhsh has over ten years of investment experience.

Portfolio Manager Maureen Allyn is the Advisor's chief economist, a position she has held since 1989, and is responsible for analyzing both the world and U.S. economies. Ms. Allyn joined the portfolio team in 1996.

In the following interview, Portfolio Manager Shahram Tajbakhsh discusses the recent market environment and the investment strategy of the Pathway Series during the 12-month period ended August 31, 2001.

                     Q: The stock market as a whole has performed poorly in the past year. How would you characterize the decline?

                     A: Stocks in the United States have fallen sharply from their highs of early 2000, as companies across many industries have struggled with slower global demand and overcapacity^1 in key industries such as technology and telecommunications. Corporate earnings have declined sharply, leading to rising layoff announcements that, in turn, have sparked concerns that consumer spending will ultimately weaken. The U.S. Federal Reserve has sought to counter these problems with aggressive interest rate cuts, but continued sluggishness in the economy has discouraged investors who expected a rapid recovery in growth. Since the conventional wisdom was that stocks usually come back when the Fed cuts rates sharply, the lack of a rebound in growth is a significant negative surprise that kept the market under pressure throughout the entire summer.

                     Tech- and telecom-related stocks were among the worst performers during this time. The stocks, as a group, had been bid up to extremely high prices, due in part to the commonly held view that they would be immune to an economic slowdown. This notion proved to be erroneous, however, as slower growth forced corporations to trim their information technology budgets. Tech firms saw their earnings plummet as a result, and their valuations followed suit. The stock prices of many of the sector's largest, most recognizable companies fell as much as

^1 Overcapacity occurs when the capability of an industry or geographic area to produce supply exceeds the demand for the product(s) in question. This imbalance generally leads to falling prices.

                     80 percent, while the value of many smaller firms declined even further. Other growth sectors also suffered, driving the Russell 1000 Growth Index to a loss of 45.32 percent over the 12 months ended August 31. This chain of events proved to be very harmful to the share prices of growth-oriented mutual funds.

                     Value stocks performed somewhat better, however, helping to stabilize the performance of portfolios that were invested in both growth and value. The asset class certainly wasn't immune to volatility, but investors demonstrated a preference for stocks with lower valuations. Such issues tend to provide better performance at times when the market is falling. In contrast to the sharp decline of the Russell 1000 Growth Index, the Russell 1000 Value Index lost only
                     1.12 percent during the 12 months. Small company value stocks did even better, as measured by the 18.04 percent gain of the Russell 2000 Value Index. We believe that the divergence between growth and value underscores the continued importance of portfolio diversification.

                     Q: How have stocks performed overseas?

                     A: International stocks did not provide refuge for investors. In Europe, the markets have been preoccupied with declining business confidence -- especially in Germany -- the lack of forceful rate cuts on the part of the European Central Bank, concerns about inflation, and the decline in the euro (the continent's common currency). Contrary to investors' earlier expectations, Europe has proven vulnerable to slower economic growth worldwide. In Japan, meanwhile, the market's early enthusiasm regarding the election of the reformer Junichiro Koizumi in April has since been tempered by a continued downturn in the country's economy. Still, we believe that the opportunity presented by potential restructuring^2 in Japan is huge, although the path will undoubtedly prove bumpy in the months and years ahead. Fortunately, the Pathway portfolios held an underweight position in international stocks, limiting their exposure to the difficulties of the past year.

                     Q: How have bonds performed in this environment?

                     A: Bonds, which tend to perform best when the economy is expected to slow (since that raises the likelihood of lower interest rates), have performed very well during the past year. The yield on the 10-year note (which moves in the opposite direction of its price) closed the period at 4.83 percent, compared with 5.72 percent a year earlier. Corporate bonds have generally produced solid performance throughout 2001, although fears that the slowing economy would hurt companies' bottom lines caused corporates to trail the lower-risk Treasury sector.

                     For the full period, the Lehman Brothers Aggregate Bond Index (which measures all sectors within the bond market) returned 12.35 percent. This compares with a return of -24.39 percent for the S&P 500 over the same time period. In our view, the 36-percentage point outperformance of bonds illustrates why fixed-income investments probably should continue to play a role in most diversified portfolios. An investor who held a position in both stocks and bonds during the past year likely would have experienced stronger returns and lower portfolio volatility than someone who had invested 100 percent of his or her assets in stocks. In this way, bonds helped improve the returns and reduce the risk of the Pathway portfolios during the past year.

^2 Restructuring refers to major corporate changes aimed at greater efficiency and adaptation to changing markets.

                     Q: What have been the key elements of your investment approach during this time?

                     A: In February's report to shareholders, we noted that the portfolios were underweight in stocks versus bonds, tilted toward value (and away from growth), and underweight in international stocks. As the year progressed, we also developed a slightly overweight position in small company stocks. Our basis for this approach was that a difficult economic environment warranted a higher weighting in bonds, and that value (as an asset class) was better positioned to produce strong performance. We also believed that the small company area was more likely to offer opportunities in individual stocks than larger companies, which are more likely to be affected by the economy. Finally, we believed that international stocks faced a more negative investment picture than stocks in the United States. This positioning proved helpful to performance during the past several months, but the performance of the underlying funds in the portfolios overcame much of the positive effect of our allocation decisions.

                     With the markets having experienced such dramatic moves in recent months, we are adopting a more neutral posture within the equity portion of the portfolio. For instance, we are in the process of bringing our positions in international stocks and smaller companies back to neutral. With respect to our decision to raise our weighting in overseas equities, our rationale was based on two goals: first, to take advantage of a more favorable environment for overseas currencies, and second, to increase the diversification of the portfolios.

                     Overall, our portfolio decisions remain grounded in our fundamental approach, which is to provide shareholders with an investment that is extensively diversified, built with a long-term view in mind, and designed to provide lower volatility than the market as a whole.

                     Q: What is your outlook for the global financial markets from here?

                     A: We believe that the backdrop will gradually improve but that the exceptional volatility we have experienced during the past year will be with us for some time. In such an environment, we believe that our focus on diversification will prove valuable in helping shareholders to withstand the ups and downs of the markets.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Highlights
--------------------------------------------------------------------------------


Pathway Conservative Portfolio

Pathway Conservative Portfolio seeks current income and, secondarily, long-term growth of capital by investing substantially in bond mutual funds, with moderate exposure to equity funds.

                     In the 12-month period ended August 31, 2001, the Conservative Portfolio -- S shares posted a total return of -4.60 percent, versus a return of -4.29 percent for its custom benchmark. Detailed performance information is listed on page 12.

                     Performance

                     Pathway Conservative Portfolio produced a negative return over the past 12 months, but we are pleased to report that it experienced substantially lower volatility than a portfolio that was invested entirely in stocks. The portfolio's standard deviation during the reporting period was 6.21 percent, compared with 16.61 percent for the S&P 500 and 6.36 for the benchmark. Standard deviation is a measure of risk; a lower number indicates a lower level of risk. We believe the portfolio's low level of risk relative to the U.S. stock market as a whole illustrates the continued value of diversification into multiple asset classes.

                     The portfolio's position in bonds, in particular, helped temper volatility in the stock market during a difficult period. Our holdings in Income Fund, Short-Term Bond Fund, and GNMA Fund all produced positive returns, balancing declines in the equity portion of the portfolio. All three funds, which make up 56 percent of the portfolio's total assets, benefited from falling interest rates. Our 2 percent position in Cash Investment Trust, a money market fund, also helped provide stability amid a volatile environment.

                     The equity portion of the portfolio did not perform as well, with all of our holdings finishing the period in the red. Large Company Value Fund was the top performer, losing less than 1 percent, but this relatively strong showing was more than offset by declines in the portfolio's other holdings. Our small position in International Fund and our somewhat larger weighting in Capital Growth Fund were the largest detractors from performance.

                     Portfolio Strategy

                     Since February 28, the date of the last report to shareholders, there have been only modest changes to the portfolio. In the bond portion of the portfolio, we added a 1 percent position in High-Yield Opportunity Fund. We are positive on the sector because we believe yields are currently very attractive, and the majority of the pertinent risks have already been factored into prices.

                     In the equity portion of the portfolio, the largest change was the elimination of Classic Growth Fund and the increase in our position in Capital Growth Fund. This change was not the result of a strategy shift, but rather the merger of the two funds on June 22, 2001. We also increased our weighting in Large Company Value Fund to 4 percent of assets, and made a corresponding 1 percent reduction in Growth and Income Fund.

                     While even a conservative positioning does not guarantee against losses in a down market, we believe the portfolio accomplished its objective of providing strong risk-adjusted returns. Looking ahead, we believe the portfolio is well-positioned for additional volatility that may impact the markets in the coming months.

Performance Summary                                              August 31, 2001
--------------------------------------------------------------------------------


Scudder Pathway Series: Conservative Portfolio

--------------------------------------------------------------------------------
 Average Annual Total Returns
--------------------------------------------------------------------------------
                                                                         Life of
                                                       1-Year   3-Year    Class*
--------------------------------------------------------------------------------
Class S                                                -4.60%    3.31%     4.83%
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index+                           12.35%    6.80%     7.35%
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index (50%), S&P 500 Index
(37%), MSCI EAFE Index (3%), 3-month T-Bill (10%)+     -4.29%    6.95%     8.47%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.
Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

--------------------------------------------------------------------------------
 Net Asset Value and Distribution Information
--------------------------------------------------------------------------------
                                                       Class AARP      Class S
--------------------------------------------------------------------------------
Net Asset Value:

8/31/01                                                $   11.32     $   11.32
--------------------------------------------------------------------------------
9/25/00 (inception date of Class AARP) and 8/31/00
(Class S)                                              $   12.16     $   12.47
--------------------------------------------------------------------------------
Distribution Information:
Twelve Months:
  Income Dividends                                     $    0.39     $    0.58
--------------------------------------------------------------------------------
  Capital Gains Distributions                          $    0.01     $    0.01
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Class S Lipper Rankings -- Income Funds Category
--------------------------------------------------------------------------------
                                                         Number of
                                                            Funds     Percentile
Period                                     Rank           Tracked      Ranking
--------------------------------------------------------------------------------
1-Year                                      64      of      86           74
--------------------------------------------------------------------------------
3-Year                                      70      of      76           92
--------------------------------------------------------------------------------

Rankings/ratings are historical and do not guarantee future results. Rankings are for the Class S shares; rankings for share classes may vary.

Source: Lipper, Inc.

--------------------------------------------------------------------------------
 Growth of an Assumed $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                                                                     Lehman Aggregate
                                                                                     Bond Index (50%),
          Scudder Pathway                                                            S&P 500 Index (37%),
          Series: Conservative                              Lehman Aggregate         MSCI EAFE Index (3%),
          Portfolio -- Class S        S&P 500 Index+        Bond Index+              3-month T-Bill (10%)+

11/96**            10000                   10756                  10000                   10000
 2/97              10236                   11289                  10132                   10169
 8/97              11006                   12959                  10579                   10999
 2/98              11768                   15243                  11184                   12085
 8/98              11232                   14011                  11696                   12026
 2/99              11871                   18252                  11883                   13477
 8/99              12088                   19589                  11787                   13862
 2/00              12188                   20395                  12013                   14317
 8/00              12981                   22789                  12676                   15372
 2/01              12725                   18725                  13269                   14836
 8/01              12538                   16014                  14016                   14713


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Comparative Results
--------------------------------------------------------------------------------
                                                                        Life of
                                                       1-Year   3-Year    Class*
--------------------------------------------------------------------------------
Scudder Pathway Series:    Growth of $10,000           $9,540   $11,025  $12,538
Conservative Portfolio     -----------------------------------------------------
-- Class S                 Average annual
                           total return                -4.60%    3.31%    4.83%
--------------------------------------------------------------------------------
Lehman Aggregate Bond      Growth of $10,000           $9,571   $12,234  $14,713
Index (50%), S&P 500       -----------------------------------------------------
Index (37%), MSCI EAFE
Index (3%), 3-month T-Bill Average annual
(10%)+                     total return                -4.29%    6.95%    8.47%
--------------------------------------------------------------------------------


Performance is historical and does not guarantee future results. The growth of $10,000 is cumulative.

* The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.

+ The Lehman Aggregate Bond Index is a market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MSCI EAFE Index is a market-value-weighted measure of stocks of 46 countries. Index returns assume reinvestment of dividends and unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

On September 25, 2000, existing shares of the Portfolio were redesignated as Class S. In addition, the Portfolio commenced offering Class AARP. The total return information provided is for the Portfolio's Class S shares.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

The portfolio has no sales charge or other shareholder fees. The portfolio expects to operate at a zero expense level. However, shareholders of either Class AARP or Class S shares of the portfolio will indirectly bear that portfolio's pro rata share of expenses and fees incurred by the underlying Scudder funds in which the portfolio is invested.

Please call (800) 728-3337 for the portfolio's most up-to-date performance.

Portfolio Summary                                                August 31, 2001
--------------------------------------------------------------------------------


Scudder Pathway Series: Conservative Portfolio

--------------------------------------------------------------------------------
 Asset Allocation                                       8/31/01        8/31/00
--------------------------------------------------------------------------------
Money Market                                                2%             7%
Fixed Income                                               57%            59%
Equity                                                     41%            34%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Asset Class Ranges                                     8/31/01        8/31/00
--------------------------------------------------------------------------------
Bond Funds                                               50-70%         50-80%
Equity Funds                                             30-50%         20-50%
--------------------------------------------------------------------------------

Asset allocation is subject to change.
For more complete details about the fund's investment portfolio, see page 28. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Highlights
--------------------------------------------------------------------------------


Pathway Moderate Portfolio

Pathway Moderate Portfolio seeks a balance of growth and income by investing in a mix of money market, bond, and equity mutual funds.

                     In the 12-month period ended August 31, 2001, Pathway Moderate Portfolio -- S shares posted a total return of -14.60 percent, versus a return of -10.83 percent for its custom benchmark. Detailed performance information is listed on page 18.

                     Performance

                     Although Pathway Moderate Portfolio underperformed its benchmark by a wide margin over the past year, we are encouraged by the fact that it experienced substantially lower volatility than a portfolio that was invested entirely in stocks. The portfolio's standard deviation during the reporting period was 9.96 percent, compared with
                     16.61 percent for the S&P 500 and 9.48 percent for the benchmark. Standard deviation is a measure of risk; a lower number indicates a lower level of risk. We believe the portfolio's low level of risk relative to the U.S. stock market as a whole illustrates the continued value of diversifying among a wide range of asset classes.

                     The portfolio's performance was helped by its position in bond funds and Cash Investment Trust, a money market fund. This portion of the portfolio provided steady income and helped mitigate volatility and the substantial losses suffered by the stock market during this time.

                     On the negative side, the portion of the portfolio that is held in stock funds did not perform as well. Our top performer was Small Company Value Fund, which significantly outperformed the market as a whole. However, the gains achieved by our 2 percent position in the fund were overwhelmed by losses in our other holdings. The largest detractors were 21st Century
                     Growth Fund and Capital Growth Fund -- both of which were hurt by the sharp declines in growth stocks -- as well as International Fund, which was hurt by weakness in overseas shares.

                     Portfolio Strategy

                     The largest changes to our positioning occurred in the equity portion of the portfolio. The most significant shift was the elimination of Classic Growth Fund and the increase in our position in Capital Growth Fund. This change was not the result of a strategy shift, but rather the merger of the two funds on June 22, 2001. We also decreased our weighting in Growth and Income Fund and redeployed the proceeds into S&P 500 Index Fund and Select 500 Fund, which tend to track the performance of the S&P 500 index. In our view, this provides us with a core position in funds that will closely track the equity portion of our benchmark.

                     On the fixed income side, we added a 1 percent position in High-Yield Opportunity Fund. We are positive on the sector because we believe yields are currently very attractive, and the majority of the pertinent risks have already been factored into prices.

                     We are not pleased by the portfolio's negative return during the past year, but we believe it accomplished its objective of providing favorable risk-adjusted returns. Although we expect ongoing volatility in the global financial markets, we believe that our long-term approach and focus on diversification will hold the portfolio in good stead amid a difficult market environment.

Performance Summary                                              August 31, 2001
--------------------------------------------------------------------------------


Scudder Pathway Series: Moderate Portfolio

--------------------------------------------------------------------------------
 Average Annual Total Returns
--------------------------------------------------------------------------------
                                                                         Life of
                                                       1-Year   3-Year    Class*
--------------------------------------------------------------------------------
Class S                                               -14.60%    5.32%     5.12%
--------------------------------------------------------------------------------
S&P 500 Index+                                        -24.39%    7.13%    10.42%
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index+                           12.35%    6.80%     7.35%
--------------------------------------------------------------------------------
S&P 500 Index (50%), Lehman Aggregate Bond Index
(35%), MSCI EAFE Index (7%), 3-month T-Bill (5%),
Russell 2000 Index (3%)+                              -10.83%    7.10%     8.80%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

--------------------------------------------------------------------------------
 Net Asset Value and Distribution Information
--------------------------------------------------------------------------------
                                                       Class AARP      Class S
--------------------------------------------------------------------------------
Net Asset Value:
8/31/01                                                $   10.76     $   10.76
--------------------------------------------------------------------------------
10/2/00 (inception date of Class AARP) and 8/31/00
(Class S)                                              $   13.80     $   14.30
--------------------------------------------------------------------------------
Distribution Information:
Twelve Months:
  Income Dividends                                     $    0.31     $    0.42
--------------------------------------------------------------------------------
  Capital Gains Distributions                          $    1.18     $    1.18
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Class S Lipper Rankings -- Balanced Funds Category
--------------------------------------------------------------------------------
                                                         Number of
                                                            Funds     Percentile
Period                                     Rank           Tracked      Ranking
--------------------------------------------------------------------------------
1-Year                                      352     of      468          76
--------------------------------------------------------------------------------
3-Year                                      255     of      382          67
--------------------------------------------------------------------------------

Rankings/ratings are historical and do not guarantee future results.

Rankings are for the Class S shares; rankings for share classes may vary.

Source: Lipper, Inc.

--------------------------------------------------------------------------------
 Growth of an Assumed $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                                                                S&P 500 Index (50%),
                                                                                Lehman Aggregate
                                                                                Bond Index (35%),
             Scudder Pathway                                                    MSCI EAFE Index (7%),
             Series: Moderate                             Lehman Aggregate      3-month T-Bill (5%),
             Portfolio -- Class S    S&P 500 Index+       Bond Index+           Russell 2000 Index (3%)+

11/96**           10000                   10000                 10000                  10000
 2/97             10346                   11289                 10132                  10227
 8/97             11194                   12959                 10579                  11264
 2/98             12017                   15243                 11184                  12595
 8/98             10876                   14011                 11696                  12751
 2/99             12238                   18252                 11883                  14184
 8/99             12863                   19589                 11787                  14828
 2/00             14307                   20395                 12013                  15561
 8/00             14875                   22789                 12676                  16738
 2/01             13423                   18725                 13269                  15406
 8/01             12704                   16014                 14016                  14926


--------------------------------------------------------------------------------
 Comparative Results
--------------------------------------------------------------------------------
                                                                        Life of
                                                       1-Year   3-Year    Class*
--------------------------------------------------------------------------------
Scudder Pathway Series:    Growth of $10,000           $8,540   $11,681  $12,704
Moderate Portfolio --      -----------------------------------------------------
Class S                    Average annual
                           total return               -14.60%    5.32%    5.12%
--------------------------------------------------------------------------------
S&P 500 Index (50%),       Growth of $10,000           $8,917   $12,284  $14,926
Lehman Aggregate Bond      -----------------------------------------------------
Index (35%), MSCI EAFE
Index (7%), 3-month T-Bill
(5%), Russell 2000 Index   Average annual
(3%)+                      total return               -10.83%    7.10%    8.80%
--------------------------------------------------------------------------------


Performance is historical and does not guarantee future results.

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.

+ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Aggregate Bond Index is a market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The MSCI EAFE Index is a market-value-weighted measure of stocks of 46 countries. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 U.S. stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

On October 2, 2000, existing shares of the Portfolio were redesignated as Class
S. In addition, the Portfolio commenced offering Class AARP. The total return information provided is for the Portfolio's Class S shares.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

The portfolio has no sales charge or other shareholder fees. The portfolio expects to operate at a zero expense level. However, shareholders of either Class AARP or Class S shares of the portfolio will indirectly bear that portfolio's pro rata share of expenses and fees incurred by the underlying Scudder funds in which the portfolio is invested.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Summary                                                August 31, 2001
--------------------------------------------------------------------------------


Scudder Pathway Series: Moderate Portfolio

--------------------------------------------------------------------------------
 Asset Allocation                                       8/31/01        8/31/00
--------------------------------------------------------------------------------
Money Market                                                1%             5%
Fixed Income                                               37%            36%
Equity                                                     62%            59%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Asset Class Ranges                                     8/31/01        8/31/00
--------------------------------------------------------------------------------
Bond Funds                                               30-50%         30-60%
Equity Funds                                             50-70%         40-70%
--------------------------------------------------------------------------------

Asset allocation is subject to change.

For more complete details about the fund's investment portfolio, see page 29. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Highlights
--------------------------------------------------------------------------------


Pathway Growth Portfolio

Pathway Growth Portfolio seeks a long-term growth of capital by investing primarily in equity mutual funds. The Portfolio also invests a portion of assets in bond funds, which offer the potential for capital appreciation as well as income.

                     In the twelve-month period ended August 31, 2001, Pathway Growth Portfolio -- S shares posted a total return of -19.95 percent, versus a return of -18.85 percent for its custom benchmark.

                     Performance

                     Pathway Growth Portfolio underperformed its benchmark during the past year, but we are encouraged by the fact that it experienced substantially lower volatility than a portfolio that was invested entirely in stocks. The portfolio's standard deviation during the reporting period was 13.25 percent, compared with 16.61 percent for the S&P 500 and 13.45 percent for the benchmark. Standard deviation is a measure of risk; a lower number indicates a lower level of risk. We believe the portfolio's low level of risk relative to the U.S. stock market as a whole illustrates the continued value of diversification.

                     The portfolio's performance was hurt by its large position in stock funds, but was helped by its diversification. The largest detractors were our holdings in growth-oriented mutual funds -- namely 21st Century Growth Fund and Large Company Growth Fund -- as well as its position in International Fund. We were also hurt by our weightings in international funds, which underperformed the U.S. market during the period. On the plus side, we benefited from our 19 percent weighting in Large Company Value Fund, which lost less than 1 percent. In our view, the strong performance of value stocks during this time illustrates the ongoing importance of diversification.

                     The Portfolio's weighting in bond funds produced strong performance and helped reduce the impact of volatility in the stock market. Holdings in Income Fund (6 percent of assets) and GNMA Fund (5 percent) each produced double-digit gains, boosting the overall performance of the portfolio.

                     Portfolio Strategy

                     Consistent with our long-term approach, we have made few changes to the portfolio since we last produced a report for shareholders at the close of the February 28, 2001, semiannual period. Within the equity portion of the portfolio, we slightly increased our holdings in growth funds and made a corresponding reduction to our weighting in value funds. While the sector may experience additional volatility in the near term, we believe this sharp decline may represent an attractive longer-term opportunity.

                     On the fixed income side, we added a 1 percent position in High-Yield Opportunity Fund. We are positive on the sector because we believe yields are currently very attractive, and the majority of the pertinent risks have already been factored into prices.

                     We are not pleased by the negative total return of the Growth portfolio, but we believe it accomplished its objective of providing strong risk-adjusted returns. Looking ahead, our substantial weighting in stock funds means that it will be sensitive to ongoing volatility in the global equity markets. However, we are confident that our long-term approach and focus on diversification will hold the portfolio in good stead amid a difficult market environment.

Performance Summary                                              August 31, 2001
--------------------------------------------------------------------------------


Scudder Pathway Series: Growth Portfolio

--------------------------------------------------------------------------------
 Average Annual Total Returns
--------------------------------------------------------------------------------
                                                                         Life of
                                                       1-Year   3-Year    Class*
--------------------------------------------------------------------------------
Class S                                               -19.95%    9.41%     7.42%
--------------------------------------------------------------------------------
S&P 500 Index+                                        -24.39%    7.13%    10.42%
--------------------------------------------------------------------------------
S&P 500 Index (68%), MSCI EAFE Index (12%), Lehman
Aggregate Bond Index (15%), Russell 2000 Index (5%)+  -18.85%    6.98%     9.04%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

--------------------------------------------------------------------------------
 Net Asset Value and Distribution Information
--------------------------------------------------------------------------------
                                                       Class AARP      Class S
--------------------------------------------------------------------------------
Net Asset Value:
8/31/01                                                $   12.62     $   12.62
--------------------------------------------------------------------------------
9/25/00 (inception date of Class AARP) and 8/31/00
(Class S)                                              $   15.32     $   17.85
--------------------------------------------------------------------------------
Distribution Information:
Twelve Months:
  Income Dividends                                     $    0.12     $    0.36
--------------------------------------------------------------------------------
  Capital Gains Distributions                          $      --     $    1.64
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Class S Lipper Rankings -- Multi-Cap Core Funds Category
--------------------------------------------------------------------------------
                                                         Number of
                                                            Funds     Percentile
Period                                     Rank           Tracked      Ranking
--------------------------------------------------------------------------------
1-Year                                      132     of      326          41
--------------------------------------------------------------------------------
3-Year                                      110     of      201          55
--------------------------------------------------------------------------------

Rankings/ratings are historical and do not guarantee future results.

Rankings are for the Class S shares; rankings for share classes may vary.

Source: Lipper, Inc.

--------------------------------------------------------------------------------
 Growth of an Assumed $10,000 Investment
--------------------------------------------------------------------------------













THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                                              S&P 500 Index (68%),
                                                              MSCI EAFE Index (12%),
               Scudder Pathway                                Lehman Aggregate
               Series: Growth                                 Bond Index (15%),
               Portfolio -- Class S      S&P 500 Index+       Russell 2000 Index (5%)+

11/96**               10000                   10000                  10000
 2/97                 10457                   11289                  10306
 8/97                 11473                   12959                  11594
 2/98                 12437                   15243                  13526
 8/98                 10757                   14011                  12322
 2/99                 12808                   18252                  15156
 8/99                 14166                   19589                  16161
 2/00                 17344                   20395                  17208
 8/00                 17600                   22789                  18592
 2/01                 15261                   18725                  16076
 8/01                 14089                   16014                  15087


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Comparative Results
--------------------------------------------------------------------------------
                                                                         Life of
                                                       1-Year   3-Year    Class*
--------------------------------------------------------------------------------
Scudder Pathway Series:    Growth of $10,000           $8,005   $13,097  $14,089
Growth Portfolio --        -----------------------------------------------------
Class S                    Average annual
                           total return               -19.95%    9.41%    7.42%
--------------------------------------------------------------------------------
S&P 500 Index (68%),       Growth of $10,000           $8,115   $12,244  $15,087
MSCI EAFE Index (12%),     -----------------------------------------------------
Lehman Aggregate Bond
Index (15%), Russell 2000  Average annual
Index (5%)+                total return               -18.85%    6.98%    9.04%
--------------------------------------------------------------------------------


Performance is historical and does not guarantee future results.

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.

+ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MSCI EAFE Index is a market-value-weighted measure of stocks of 46 countries. The Lehman Aggregate Bond Index is a market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

On September 25, 2000, existing shares of the Portfolio were redesignated as Class S. In addition, the Portfolio commenced offering Class AARP. The total return information provided is for the Portfolio's Class S shares.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

The portfolio has no sales charge or other shareholder fees. The portfolio expects to operate at a zero expense level. However, shareholders of either Class AARP or Class S shares of the portfolio will indirectly bear that portfolio's pro rata share of expenses and fees incurred by the underlying Scudder funds in which the portfolio is invested.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Summary                                                August 31, 2001
--------------------------------------------------------------------------------


Scudder Pathway Series: Growth Portfolio

--------------------------------------------------------------------------------
 Asset Allocation                                       8/31/01        8/31/00
--------------------------------------------------------------------------------
Money Market                                                --             3%
Fixed Income                                               13%            15%
Equity                                                     87%            82%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Asset Class Ranges                                     8/31/01        8/31/00
--------------------------------------------------------------------------------
Bond Funds                                                5-25%         10-40%
Equity Funds                                             75-95%         60-90%
--------------------------------------------------------------------------------

Asset allocation is subject to change.

For more complete details about the fund's investment portfolio, see page 30. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                                       as of August 31, 2001
--------------------------------------------------------------------------------

Pathway Conservative Portfolio
                                                      Shares         Value ($)
--------------------------------------------------------------------------------
 Money Market 2.1%
--------------------------------------------------------------------------------
Scudder Cash Investment Trust "S" (Cost
$2,426,062)                                          2,426,062       2,426,062
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Fixed Income 56.7%
--------------------------------------------------------------------------------
Scudder GNMA Fund "S"                                  953,309      14,442,635
Scudder High-Yield Opportunity Fund "S"                106,002       1,004,896
Scudder Income Fund "S"                              3,323,160      42,469,990
Scudder Short-Term Bond Fund "S"                       591,200       6,325,839
--------------------------------------------------------------------------------
Total Fixed Income (Cost $64,566,556)                               64,243,360
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Equity 41.2%
--------------------------------------------------------------------------------
Scudder Capital Growth Fund "S"                        230,267      10,152,466
Scudder Growth and Income Fund "S"                     436,673       9,017,299
Scudder International Fund "S"                          51,694       2,080,170
Scudder Large Company Growth Fund "S"                   88,419       2,224,624
Scudder Large Company Value Fund "S"                   181,973       4,542,039
Scudder S&P 500 Index Fund "S"                       1,236,094      18,689,739
Scudder Small Company Value Fund "S"                        28             591
--------------------------------------------------------------------------------
Total Equity (Cost $55,401,012)                                     46,706,928
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $122,393,630) (a)       113,376,350
--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $123,056,165. At August 31, 2001, net unrealized depreciation for all securities based on tax cost was $9,679,815. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $86,612 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,766,427.

    During the year ended August 31, 2001, purchases and sales of investment securities (excluding money market investments) aggregated $59,803,261 and $40,084,145, respectively.



    The accompanying notes are an integral part of the financial statements.

Investment Portfolio                                       as of August 31, 2001
--------------------------------------------------------------------------------


Pathway Moderate Portfolio
                                                      Shares         Value ($)
--------------------------------------------------------------------------------
 Money Market 0.5%
--------------------------------------------------------------------------------
Scudder Cash Investment Trust "S" (Cost
  $1,459,562)                                        1,459,562       1,459,562
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Fixed Income 37.6%
--------------------------------------------------------------------------------
Scudder GNMA Fund "S"                                1,244,281      18,850,862
Scudder High-Yield Opportunity Fund "S"                282,417       2,677,313
Scudder Income Fund "S"                              5,794,853      74,058,216
Scudder Short-Term Bond Fund "S"                       515,593       5,516,849
--------------------------------------------------------------------------------
Total Fixed Income (Cost $99,902,334)                              101,103,240
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Equity 61.9%
--------------------------------------------------------------------------------
Scudder 21st Century Growth Fund "S"                   233,283       3,828,177
Scudder Capital Growth Fund "S"                      1,339,457      59,056,665
Scudder Emerging Markets Growth Fund "S"                 1,284          11,475
Scudder Growth and Income Fund "S"                   2,634,872      54,410,110
Scudder International Fund "S"                         478,505      19,255,026
Scudder Large Company Growth Fund "S"                  118,727       2,987,171
Scudder Large Company Value Fund "S"                   132,841       3,315,707
Scudder S&P 500 Index Fund "S"                         992,395      15,005,005
Scudder Select 500 Fund "S"                            337,011       3,767,784
Scudder Small Company Stock Fund "S"                     7,747         140,757
Scudder Small Company Value Fund "S"                   199,365       4,232,509
--------------------------------------------------------------------------------
Total Equity (Cost $196,267,011)                                   166,010,386
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $297,628,907) (a)       268,573,188
--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $300,009,008. At August 31, 2001, net unrealized depreciation for all securities based on tax cost was $31,435,820. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $716,970 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $32,152,790.

    During the year ended August 31, 2001, purchases and sales of investment securities (excluding money market investments) aggregated $217,540,209 and $145,120,924, respectively.


    The accompanying notes are an integral part of the financial statements.

Investment Portfolio                                       as of August 31, 2001
--------------------------------------------------------------------------------


Pathway Growth Portfolio
                                                      Shares         Value ($)
--------------------------------------------------------------------------------
 Money Market 0.4%
--------------------------------------------------------------------------------
Scudder Cash Investment Trust "S" (Cost
  $1,029,211)                                        1,029,211       1,029,211
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Fixed Income 12.5%
--------------------------------------------------------------------------------
Scudder Emerging Markets Income Fund "S"                 1,137           8,892
Scudder GNMA Fund "S"                                  781,130      11,834,125
Scudder High-Yield Opportunity Fund "S"                264,132       2,503,975
Scudder Income Fund "S"                              1,203,896      15,385,795
--------------------------------------------------------------------------------
Total Fixed Income (Cost $29,225,816)                               29,732,787
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Equity 87.1%
--------------------------------------------------------------------------------
Scudder 21st Century Growth Fund "S"                   356,256       5,846,158
Scudder Capital Growth Fund "S"                        327,420      14,435,940
Scudder Emerging Markets Growth Fund "S"               258,491       2,310,907
Scudder Global Fund "S"                                    328           7,585
Scudder Growth and Income Fund "S"                     824,234      17,020,435
Scudder International Fund "S"                         679,495      27,342,892
Scudder Large Company Growth Fund "S"                1,714,153      43,128,098
Scudder Large Company Value Fund "S"                 1,836,839      45,847,510
Scudder S&P 500 Index Fund "S"                       2,956,715      44,705,531
Scudder Small Company Stock Fund "S"                   344,677       6,262,777
--------------------------------------------------------------------------------
Total Equity (Cost $244,159,959)                                   206,907,833
--------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $274,414,986) (a)        237,669,831
--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $276,807,094. At August 31, 2001, net unrealized depreciation for all securities based on tax cost was $39,137,263. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $265,573 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $39,402,836.

    During the year ended August 31, 2001, purchases and sales of investment securities (excluding money market investments) aggregated $107,795,817 and $69,240,000, respectively.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Statements of Assets and Liabilities as of August 31, 2001
--------------------------------------------------------------------------------

                                   Conservative      Moderate         Growth
Assets                              Portfolio        Portfolio       Portfolio
--------------------------------------------------------------------------------
Investments in securities, at
value (for cost, see
accompanying investment
portfolios)                      $   113,376,350 $   268,573,188  $  237,669,831
--------------------------------------------------------------------------------
Receivable for Portfolio shares
sold                                      38,379         406,419         638,578
--------------------------------------------------------------------------------
Total assets                         113,414,729     268,979,607     238,308,409
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for Portfolio shares
redeemed                                 535,842         592,202       1,182,622
--------------------------------------------------------------------------------
Other accrued expenses and
payables                                   4,552          16,763          18,209
--------------------------------------------------------------------------------
Total liabilities                        540,394         608,965       1,200,831
--------------------------------------------------------------------------------
Net assets, at value             $   112,874,335 $   268,370,642  $  237,107,578
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment
income                                   638,395       1,039,364       1,686,363
--------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) on investments        (9,017,280)    (29,055,719)    (36,745,155)
--------------------------------------------------------------------------------
Accumulated net realized gain
(loss)                               (2,790,991)    (10,502,938)       2,402,047
--------------------------------------------------------------------------------
Paid-in capital                      124,044,211     306,889,935     269,764,323
--------------------------------------------------------------------------------
Net assets, at value             $   112,874,335 $   268,370,642  $  237,107,578
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statements of Assets and Liabilities as of August 31, 2001 (continued)
--------------------------------------------------------------------------------
                                     Conservative    Moderate          Growth
Net Asset Value                       Portfolio      Portfolio        Portfolio
--------------------------------------------------------------------------------
Class AARP

Net assets applicable to shares
outstanding                        $   60,238,096  $    4,283,148  $  91,546,690
--------------------------------------------------------------------------------
Shares outstanding of beneficial
interest, $.01 par value,
unlimited number of shares
authorized                              5,321,686         398,162      7,254,213
--------------------------------------------------------------------------------
Net Asset Value, offering and
redemption price per share         $        11.32  $        10.76  $       12.62
--------------------------------------------------------------------------------
Class S

Net assets applicable to shares
outstanding                            42,012,878     238,212,338    115,120,230
--------------------------------------------------------------------------------
Shares outstanding of beneficial
interest, $.01 par value,
unlimited number of shares
authorized                              3,712,453      22,136,356      9,121,243
--------------------------------------------------------------------------------
Net Asset Value, offering and
redemption price per share         $        11.32  $        10.76  $       12.62
--------------------------------------------------------------------------------
Class A

Net assets applicable to shares
outstanding                             7,677,153      15,060,956     18,265,825
--------------------------------------------------------------------------------
Shares outstanding of beneficial
interest, $.01 par value,
unlimited number of shares
authorized                                678,670       1,398,861      1,448,836
--------------------------------------------------------------------------------
Net Asset Value and redemption
price per share                    $        11.31  $        10.77  $       12.61
--------------------------------------------------------------------------------
Maximum offering price per share
(100 / 94.25 of net asset value)   $        12.00  $        11.43  $       13.38
--------------------------------------------------------------------------------
Class B

Net assets applicable to shares
outstanding                             1,719,960       8,228,941      9,242,799
--------------------------------------------------------------------------------
Shares outstanding of beneficial
interest, $.01 par value,
unlimited number of shares
authorized                                152,043         764,836        736,410
--------------------------------------------------------------------------------
Net Asset Value, offering and
redemption price (subject to
contingent deferred sales charge)
per share                          $        11.31  $        10.76  $       12.55
--------------------------------------------------------------------------------
Class C

Net assets applicable to shares
outstanding                             1,226,248       2,585,259      2,932,034
--------------------------------------------------------------------------------
Shares outstanding of beneficial
interest, $.01 par value,
unlimited number of shares
authorized                                108,441         240,282        233,550
--------------------------------------------------------------------------------
Net Asset Value, offering and
redemption price (subject to
contingent deferred sales charge)
per share                          $        11.31  $        10.76  $       12.55
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statements of Operations for the year ended August 31, 2001
--------------------------------------------------------------------------------

                                   Conservative      Moderate          Growth
Investment Income                   Portfolio        Portfolio        Portfolio
--------------------------------------------------------------------------------
Income:

Income distributions from
Underlying Funds                 $     4,150,923 $     7,085,697  $    3,391,551
--------------------------------------------------------------------------------
Expenses:

Distribution services fees                19,834          62,521          75,717
--------------------------------------------------------------------------------
Net investment income                  4,131,089       7,023,176       3,315,834
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from
investments                          (4,182,514)    (17,792,839)     (6,322,742)
--------------------------------------------------------------------------------
Capital gain distributions from
Underlying Funds                       1,711,998       8,979,503      10,458,255
--------------------------------------------------------------------------------
                                     (2,470,516)     (8,813,336)       4,135,513
--------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) during the period
on investments                       (6,281,660)    (39,196,251)    (56,819,730)
--------------------------------------------------------------------------------
Net gain (loss) on investment
transactions                         (8,752,176)    (48,009,587)    (52,684,217)
--------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations $   (4,621,087) $  (40,986,411)  $ (49,368,383)
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets -- Pathway Conservative Portfolio
--------------------------------------------------------------------------------

                                                      Years Ended August 31,

Increase (Decrease) in Net Assets                      2001             2000
--------------------------------------------------------------------------------
Operations:

Net investment income                            $     4,131,089  $    1,506,351
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                         (2,470,516)         226,473
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on        (6,281,660)         297,128
investment transactions during the period
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                      (4,621,087)       2,029,952
--------------------------------------------------------------------------------
Distributions to shareholders from:

Net investment income:

  Class AARP                                         (2,162,732)              --
--------------------------------------------------------------------------------
  Class S                                            (1,757,775)     (1,501,999)
--------------------------------------------------------------------------------
  Class A                                               (70,899)              --
--------------------------------------------------------------------------------
  Class B                                               (21,653)              --
--------------------------------------------------------------------------------
  Class C                                               (11,844)              --
--------------------------------------------------------------------------------
Net realized gains:

  Class AARP                                            (75,118)              --
--------------------------------------------------------------------------------
  Class S                                               (41,230)       (496,165)
--------------------------------------------------------------------------------
Portfolio share transactions:

Proceeds from shares sold                             56,419,134      10,993,069
--------------------------------------------------------------------------------
Shares issued in tax-free reorganizations             76,126,974              --
--------------------------------------------------------------------------------
Reinvestment of distributions                          3,728,519       1,971,501
--------------------------------------------------------------------------------
Cost of shares redeemed                             (43,163,623)    (12,699,741)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from
Portfolio share transactions                          93,111,004         264,829
--------------------------------------------------------------------------------
Increase (decrease) in net assets                     84,348,666         296,617
--------------------------------------------------------------------------------
Net assets at beginning of period                     28,525,669      28,229,052
--------------------------------------------------------------------------------
Net assets at end of period (including
undistributed net investment income of $638,395
and $437,452, respectively)                      $   112,874,335  $   28,525,669
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets -- Pathway Moderate Portfolio
--------------------------------------------------------------------------------

                                                      Years Ended August 31,

Increase (Decrease) in Net Assets                      2001             2000
--------------------------------------------------------------------------------
Operations:

Net investment income                            $     7,023,176  $    8,556,951
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                         (8,813,336)      22,881,867
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period           (39,196,251)       6,039,371
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                     (40,986,411)      37,478,189
--------------------------------------------------------------------------------
Distributions to shareholders from:

Net investment income:

  Class AARP                                            (82,727)              --
--------------------------------------------------------------------------------
  Class S                                            (8,254,973)     (9,014,342)
--------------------------------------------------------------------------------
  Class A                                              (130,245)              --
--------------------------------------------------------------------------------
  Class B                                               (47,009)              --
--------------------------------------------------------------------------------
  Class C                                               (17,914)              --
--------------------------------------------------------------------------------
Net realized gains:

  Class AARP                                           (268,095)              --
--------------------------------------------------------------------------------
  Class S                                           (21,863,077)    (12,447,102)
--------------------------------------------------------------------------------
Portfolio share transactions:

Proceeds from shares sold                            127,196,136     108,535,744
--------------------------------------------------------------------------------
Shares issued in tax-free reorganization               7,026,721              --
--------------------------------------------------------------------------------
Reinvestment of distributions                         29,601,993      21,360,904
--------------------------------------------------------------------------------
Cost of shares redeemed                             (81,482,183)   (135,571,896)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from
Portfolio share transactions                          82,342,667     (5,675,248)
--------------------------------------------------------------------------------
Increase (decrease) in net assets                     10,692,216      10,341,497
--------------------------------------------------------------------------------
Net assets at beginning of period                    257,678,426     247,336,929
--------------------------------------------------------------------------------
Net assets at end of period (including
undistributed net investment income of
$1,039,364 and $1,959,085, respectively)         $   268,370,642  $  257,678,426
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets -- Pathway Growth Portfolio
--------------------------------------------------------------------------------

                                                      Years Ended August 31,

Increase (Decrease) in Net Assets                      2001            2000
--------------------------------------------------------------------------------
Operations:

Net investment income                            $     3,315,834  $    1,985,332
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                           4,135,513      12,785,592
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period           (56,819,730)       8,896,681
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                     (49,368,383)      23,667,605
--------------------------------------------------------------------------------
Distributions to shareholders from:

Net investment income:

  Class AARP                                         (1,005,801)              --
--------------------------------------------------------------------------------
  Class S                                            (2,691,767)     (1,933,519)
--------------------------------------------------------------------------------
Net realized gains:

  Class S                                           (11,744,456)     (5,886,277)
--------------------------------------------------------------------------------
Portfolio share transactions:

Proceeds from shares sold                            115,291,199      59,261,130
--------------------------------------------------------------------------------
Shares issued in tax-free reorganizations            140,470,034              --
--------------------------------------------------------------------------------
Reinvestment of distributions                         15,352,227       7,810,433
--------------------------------------------------------------------------------
Cost of shares redeemed                             (97,107,714)    (49,103,823)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from
Portfolio share transactions                         174,005,746      17,967,740
--------------------------------------------------------------------------------
Increase (decrease) in net assets                    109,195,339      33,815,549
--------------------------------------------------------------------------------
Net assets at beginning of period                    127,912,239      94,096,690
--------------------------------------------------------------------------------
Net assets at end of period (including
undistributed net investment income of
$1,686,363 and $1,688,915, respectively)         $   237,107,578  $  127,912,239
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

Conservative Portfolio: Class AARP

--------------------------------------------------------------------------------
                                                                          2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $12.16
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                           .44
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     (.88)
--------------------------------------------------------------------------------
  Total from investment operations                                       (.44)
--------------------------------------------------------------------------------
Less distributions from:                                                 (.39)
  Net investment income
--------------------------------------------------------------------------------
  Net realized gains on investment transactions                          (.01)
--------------------------------------------------------------------------------
  Total distributions                                                    (.40)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $11.32
--------------------------------------------------------------------------------
Total Return (%)c                                                       (3.68)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      60
--------------------------------------------------------------------------------
Ratio of expenses (%)d                                                      --
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                3.95*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 40
--------------------------------------------------------------------------------

^a For the period from September 25, 2000 (commencement of sales of Class AARP shares) to August 31, 2001.

^b       Based on average shares outstanding during the period.

^c Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.

^d This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its share of operating, administrative and advisory expenses of the Underlying Scudder Funds.

*        Annualized

**       Not annualized

Conservative Portfolio: Class S^(a)

--------------------------------------------------------------------------------
 Years Ended August 31,              2001     2000      1999     1998^c   1997^d
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of
period                            $12.47    $12.45   $12.28    $13.27   $12.00
--------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss)       .47^b     .65^b    .57^b     .51^b    .39
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    (1.03)       .23      .36     (.63)     1.36
--------------------------------------------------------------------------------
  Total from investment operations (.56)       .88      .93     (.12)     1.75
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.58)     (.65)    (.55)     (.57)    (.33)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions          (.01)     (.21)    (.21)     (.30)    (.15)
--------------------------------------------------------------------------------
  Total distributions              (.59)     (.86)    (.76)     (.87)    (.48)
--------------------------------------------------------------------------------
Net asset value, end of period    $11.32    $12.47   $12.45    $12.28   $13.27
--------------------------------------------------------------------------------
Total Return (%)e                 (4.60)      7.39     7.62    (1.10)** 14.99**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                          42        29       28        29       17
--------------------------------------------------------------------------------
Ratio of expenses (%)f                --        --       --        --       --
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                          3.98      5.30     4.45     4.21*    3.67*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           40        26       28       32*      42*
--------------------------------------------------------------------------------

^a On September 25, 2000, existing shares of the Portfolio were redesignated as Class S.

^b       Based on average shares outstanding during the period.

^c For the eleven months ended August 31, 1998. On August 12, 1998 the Portfolio changed its fiscal year end from September 30 to August 31.

^d For the period November 15, 1996 (commencement of operations) to September 30, 1997.

^e Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.

^f This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.

*        Annualized

**       Not annualized

Moderate Portfolio: Class AARP

-------------------------------------------------------------------------------
                                                                         2001^a
-------------------------------------------------------------------------------

Selected Per Share Data
-------------------------------------------------------------------------------
Net asset value, beginning of period                                   $13.80
-------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                          .29
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions   (1.84)
-------------------------------------------------------------------------------
  Total from investment operations                                     (1.55)
-------------------------------------------------------------------------------
Less distributions from:

  Net investment income                                                 (.31)
-------------------------------------------------------------------------------
  Net realized gains on investment transactions                        (1.18)
-------------------------------------------------------------------------------
  Total distributions                                                  (1.49)
-------------------------------------------------------------------------------
Net asset value, end of period                                         $10.76
-------------------------------------------------------------------------------
Total Return (%)c                                                      (12.19)**
-------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      4
-------------------------------------------------------------------------------
Ratio of expenses (%)d                                                     --
-------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               2.68*
-------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                58
-------------------------------------------------------------------------------

^a For the period from October 2, 2000 (commencement of sales of Class AARP shares) to August 31, 2001.

^b       Based on average shares outstanding during the period.

^c Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.

^d This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its share of operating, administrative and advisory expenses of the Underlying Scudder Funds.

*        Annualized

**       Not annualized

Moderate Portfolio: Class S^(a)

--------------------------------------------------------------------------------
 Years Ended August 31,              2001     2000      1999     1998^c   1997^d
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of
period                            $14.30    $13.42   $12.06    $13.56   $12.00
--------------------------------------------------------------------------------
Income (loss) from investment
operations:

  Net investment income (loss)      .33^b      .45^b    .38^b     .39^b    .37
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    (2.27)      1.60     1.79    (1.26)     1.59
--------------------------------------------------------------------------------
  Total from investment
  operations                      (1.94)      2.05     2.17     (.87)     1.96
--------------------------------------------------------------------------------
Less distributions from:           (.42)     (.48)    (.38)     (.42)    (.33)

  Net investment income
--------------------------------------------------------------------------------
  Net realized gains on           (1.18)     (.69)    (.43)     (.21)    (.07)
  investment transactions
--------------------------------------------------------------------------------
  Total distributions             (1.60)    (1.17)    (.81)     (.63)    (.40)
--------------------------------------------------------------------------------
Net asset value, end of period    $10.76    $14.30   $13.42    $12.06   $13.56
--------------------------------------------------------------------------------
Total Return (%)^e                (14.60)    15.65    18.27    (6.78)** 16.67**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                         238       258      247       222      192
--------------------------------------------------------------------------------
Ratio of expenses (%)^f               --        --       --        --       --
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                          2.75      3.23     2.88     3.15*    2.96*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           58        28       24       28*      24*
--------------------------------------------------------------------------------

^a On October 2, 2000, existing shares of the Portfolio were redesignated as Class S.

^b       Based on average shares outstanding during the period.

^c For the eleven months ended August 31, 1998. On August 12, 1998 the Portfolio changed its fiscal year end from September 30 to August 31.

^d For the period November 15, 1996 (commencement of operations) to September 30, 1997.

^e Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.

^f This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.

*        Annualized

**       Not annualized

Growth Portfolio: Class AARP

--------------------------------------------------------------------------------
                                                                          2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                    $15.32
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                           .19
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (2.77)
--------------------------------------------------------------------------------
  Total from investment operations                                      (2.58)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                  (.12)
--------------------------------------------------------------------------------
Net asset value, end of period                                          $12.62
--------------------------------------------------------------------------------
Total Return (%)^c                                                     (16.94)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      92
--------------------------------------------------------------------------------
Ratio of expenses (%)^d                                                     --
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                1.44*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 29
--------------------------------------------------------------------------------

^a For the period from September 25, 2000 (commencement of sales of Class AARP shares) to August 31, 2001.

^b       Based on average shares outstanding during the period.

^c Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.

^d This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.

*        Annualized

**       Not annualized

Growth Portfolio: Class S^(a)

--------------------------------------------------------------------------------
 Years Ended August 31               2001     2000      1999     1998^c   1997^d
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of
period                            $17.85    $15.33   $12.17    $14.15   $12.00
--------------------------------------------------------------------------------
Income (loss) from investment
operations:

  Net investment income (loss)      .20^b      .29^b    .18^b     .23^b     .29
--------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    (3.43)      3.41     3.61    (1.74)     2.15
--------------------------------------------------------------------------------
  Total from investment
  operations                      (3.23)      3.70     3.79    (1.51)     2.44
--------------------------------------------------------------------------------
Less distributions from:

  Net investment income            (.36)     (.29)    (.20)     (.21)    (.16)
--------------------------------------------------------------------------------
  Net realized gains on
  investment transactions         (1.64)     (.89)    (.43)     (.26)    (.13)
--------------------------------------------------------------------------------
  Total distributions             (2.00)    (1.18)    (.63)     (.47)    (.29)
--------------------------------------------------------------------------------
Net asset value, end of period    $12.62    $17.85   $15.33    $12.17   $14.15
--------------------------------------------------------------------------------
Total Return (%)^e                (19.95)    24.24    31.69    (10.94)** 20.79**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period
($ millions)                         115       128       94        64       50
--------------------------------------------------------------------------------
Ratio of expenses (%)f                --        --       --        --       --
--------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                          1.41      1.67     1.26     1.78*    2.09*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)           29        27       28       24*      15*
--------------------------------------------------------------------------------

^a On September 25, 2000, existing shares of the Portfolio were redesignated as Class S.

^b       Based on average shares outstanding during the period.

^c For the eleven months ended August 31, 1998. On August 12, 1998, the Portfolio changed its fiscal year end from September 30 to August 31.

^d For the period November 15, 1996 (commencement of operations) to September 30, 1997.

^e Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.

^f This Portfolio invests in other Scudder Funds, and although this class did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.

*        Annualized

**       Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

The Conservative, Moderate (formerly Balanced) and Growth Portfolios (the "Portfolios") are each a diversified series of Scudder Pathway Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The series is composed of three separate diversified portfolios. These portfolios invest primarily in existing Scudder Funds (the "Underlying Scudder Funds"). Each Underlying Scudder Funds accounting policies are outlined in the Underlying Scudder Funds financial statements and are available upon request.

On September 25, 2000, Conservative Portfolio and Growth Portfolio commenced offering multiple classes of shares and on October 2, 2000, Moderate Portfolio commenced offering multiple classes of shares. Existing shares of each Portfolio were redesignated as Class S and each Portfolio commenced offering Class AARP. In addition, on December 29, 2000, each Portfolio commenced offering additional classes: Class A, Class B and Class C. The five classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are especially designed for members of AARP and are not subject to initial or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges. After December 29, 2000, Class S shares are generally not available to new investors. Certain detailed information for the Class AARP and Class S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class. Differences in class expenses may result in payment of different per share dividends by class. All shares of each Portfolio have equal rights with respect to voting subject to class-specific arrangements.

The Portfolios' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by each Portfolio in the preparation of its financial statements.

Security Valuation. Investments in the Underlying Scudder Funds are valued at the net asset value per share of each Underlying Scudder Fund as of the close of regular trading on the New York Stock Exchange. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Federal Income Taxes. Each Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Each Portfolio is treated as a single corporate taxpayer. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

At August 31, 2001, the Conservative Portfolio had a net tax basis capital loss carryforward of approximately $889,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2009 ($886,000) and August 31, 2008 ($3,000), the respective expiration dates or whichever occurs first.

In addition, from November 1, 2000 through August 31, 2001, the Conservative Portfolio incurred approximately $1,240,000 of net realized capital losses. As permitted by tax regulations the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2002.

At August 31, 2001, the Moderate Portfolio had a net tax basis capital loss carryforward of approximately $953,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2009 ($946,000) and August 31, 2008 ($7,000), the respective expiration dates or whichever occurs first.

In addition, from November 1, 2000 through August 31, 2001 the Moderate Portfolio incurred approximately $7,170,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2002.

Distribution of Income and Gains. Distributions of net investment income from Conservative and Moderate Portfolios, if any, are made quarterly. Distributions of net investment income from Growth Portfolio are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually. An additional distribution may be made to the extent necessary to avoid payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

Other. Investment transactions are accounted for on the trade date. Income is recorded on the accrual basis. Distributions of income and capital gains from the Underlying Scudder Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Related Parties

Prior to the implementation of each underlying fund's Administrative Services Agreement, the Special Servicing Agreement (the "Service Agreement") was entered into by Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), the Underlying Scudder Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation, Scudder Investor Services, Inc., Scudder Trust Company and the Portfolios. Under the Service Agreement, the Advisor arranged for all services pertaining to the operations of the Portfolios. If the Trustees determined that the aggregate expenses of a Portfolio were less than the estimated savings to the Underlying Scudder Funds from the operation of such Portfolio, each of the Underlying Scudder Funds incurred those expenses in proportion to the average daily value of its shares owned by the respective Portfolio. Consequently, no Underlying Scudder Funds carried expenses that were in excess of the estimate of savings to the respective Underlying Funds. These estimated savings resulted from the elimination of separate shareholder accounts which either currently were or had the potential to be invested in the Underlying Scudder Funds. In the event that the financial benefits to the Underlying Scudder Funds did not exceed aggregate expenses of any Portfolio, the Advisor paid certain costs on behalf of the respective Portfolio. In accordance with the Servicing Agreement, no expenses were charged to the Portfolios during the period. The Servicing Agreement terminated upon implementation of an Administrative Agreement by each Portfolio and each applicable Underlying Fund.

Administrative Fee. Effective September 25, 2000 for the Conservative Portfolio and Growth Portfolio and October 2, 2000 for the Moderate Portfolio, as approved by the Portfolio's Board of Trustees, each Portfolio adopted an Administrative Agreement, (the "Administrative Agreement") with ZSI. Under the Administrative

Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by each Portfolio. There is currently no fee payable by each such class of each Portfolio under the Administrative Agreements.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to each Portfolio under the Administrative Agreements. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for each Portfolio and maintains the accounting records of each Portfolio. Scudder Service Corporation and Scudder Investments Service Company, also subsidiaries of ZSI, are the transfer, shareholder service and dividend-paying agent for the shares of each Portfolio. In addition, other service providers not affiliated with ZSI provide certain services (i.e., custody, legal, audit) to each Portfolio under the Administrative Agreement. ZSI will pay the service providers for the provision of their services to each Portfolio and will pay other Portfolio expenses, including insurance, registration, printing, postage and other costs.

The Portfolios do not invest in the Underlying Scudder Funds for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying Fund's net assets. At August 31, 2001, the Moderate Portfolio held the following Underlying Funds' outstanding shares: approximately 9% of the Scudder Select 500 Fund and approximately 6% of the Scudder Income Fund. At August 31, 2001, the Growth Portfolio held the following Underlying Funds' outstanding shares: approximately 5% of the Scudder Emerging Markets Growth Fund, 5% of the Scudder Large Company Growth Fund, 7% of the Scudder Small Company Stock Fund and 5% of the Scudder S&P 500 Index Fund. At August 31, 2001, the Conservative Portfolio did not hold more than 5% of the Underlying Funds' outstanding shares.

Distribution Service Agreement. In accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period December 29, 2000 (commencement of operations) through August 31, 2001, the Distribution Fees are as follows:

                                                      Total          Unpaid at
Distribution Fees                                   Aggregated   August 31, 2001
--------------------------------------------------------------------------------
Conservative Portfolio
--------------------------------------------------------------------------------
Class B                                          $      6,236     $      1,194
--------------------------------------------------------------------------------
Class C                                                 3,704              842
--------------------------------------------------------------------------------
                                                 $      9,940     $      2,036
--------------------------------------------------------------------------------

                                                      Total          Unpaid at
Distribution Fees                                   Aggregated   August 31, 2001
--------------------------------------------------------------------------------
Moderate Portfolio
--------------------------------------------------------------------------------
Class B                                          $     26,813     $      5,109
--------------------------------------------------------------------------------
Class C                                                 8,374            1,657
--------------------------------------------------------------------------------
                                                 $     35,187     $      6,766
--------------------------------------------------------------------------------
Growth Portfolio
--------------------------------------------------------------------------------
Class B                                                32,845            6,356
--------------------------------------------------------------------------------
Class C                                                 9,817            2,047
--------------------------------------------------------------------------------
                                                 $     42,662     $      8,403
--------------------------------------------------------------------------------


SDI also provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for the class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the period December 29, 2000 (commencement of sales) through August 31, 2001, the Administrative Services Fees were as follows:

                                                    Total          Unpaid at
Service Fees                                      Aggregated   August 31, 2001
--------------------------------------------------------------------------------
Conservative Portfolio
--------------------------------------------------------------------------------
Class A                                          $      6,580     $      1,680
--------------------------------------------------------------------------------
Class B                                                 2,079              386
--------------------------------------------------------------------------------
Class C                                                 1,235              274
--------------------------------------------------------------------------------
                                                 $      9,894     $      2,340
--------------------------------------------------------------------------------
Moderate Portfolio
--------------------------------------------------------------------------------
Class A                                                15,605            3,142
--------------------------------------------------------------------------------
Class B                                                 8,938            1,674
--------------------------------------------------------------------------------
Class C                                                 2,791              546
--------------------------------------------------------------------------------
                                                 $     27,334     $      5,362
--------------------------------------------------------------------------------
Growth Portfolio
--------------------------------------------------------------------------------
Class A                                                18,835            4,146
--------------------------------------------------------------------------------
Class B                                                10,948            2,108
--------------------------------------------------------------------------------
Class C                                                 3,272              681
--------------------------------------------------------------------------------
                                                 $     33,055     $      6,935
--------------------------------------------------------------------------------

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the period December 29, 2000 (commencement of sales) through August 31, 2001 for the Conservative, Moderate and Growth Portfolios aggregated $562, $3,536 and $3,150, respectively.

In addition, SDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period December 29, 2000 (commencement of operations) to August 31, 2001, CDSC fees for Class B and Class C aggregated $1,162, $10,158 and $13,605, respectively for the Conservative, Moderate and Growth Portfolios.

C. Lines of Credit

The Portfolios and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Portfolios may borrow up to a maximum of 33% of their net assets under the agreement.

D. Reorganization

ZSI initiated a restructuring program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds.

E. Acquisition of Assets

On September 22, 2000, the Scudder Pathway Growth Portfolio acquired all the net assets of AARP Diversified Growth Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 8,775,379 shares of the Pathway Growth Portfolio (valued at $134,438,805) for 7,676,616 shares of AARP Diversified Growth Fund outstanding on September 22, 2000. AARP Diversified Growth Fund's net assets at that date ($134,438,805), including $3,622,666 of unrealized appreciation, were combined with those of the Pathway Growth Portfolio. The aggregate net assets of the Pathway Growth Portfolio immediately before the acquisition were $123,169,202. The combined net assets of the Portfolio immediately following the acquisition were $257,608,007.

In addition, also on September 22, 2000, the Scudder Pathway Conservative Portfolio acquired all the net assets of the AARP Diversified Income with Growth Portfolio pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 6,227,714 shares of the Pathway Conservative Portfolio (valued at $75,728,998) for 4,910,097 shares of the AARP Diversified Income with Growth Portfolio outstanding at September 22, 2000. AARP Diversified Income with Growth Portfolio's net assets at that date ($75,728,998) including $2,027,100 of unrealized depreciation, were combined with those of the Pathway Conservative Portfolio. The aggregate net assets of the Pathway Conservative Portfolio immediately before the acquisition were $28,381,617. The combined net assets of the Portfolio immediately following the acquisition were $104,110,615.

On April 6, 2001, the Scudder Pathway Growth Portfolio acquired all the net assets of the Farmers Growth Portfolio pursuant to a plan of reorganization approved by the shareholders on November 9, 2000. The acquisition was accomplished by a tax-free exchange of 224,590 shares of the Pathway Growth Portfolio -- Class A and 250,898 shares of the Pathway Growth Portfolio -- Class B for 275,767 shares of Farmers Growth Portfolio -- Class A and 310,289 shares of Farmers Growth Portfolio -- Class B, respectively, outstanding on April 6, 2001. Farmers Growth Portfolio's net assets at that date ($6,031,229), including $621,094 of unrealized depreciation, were combined with those of the Pathway Growth Portfolio. The aggregate net assets of the Pathway Growth Portfolio before the acquisition were $234,976,082. The combined net assets of the Portfolio immediately following the acquisition were $241,007,311.

On April 6, 2001, the Scudder Pathway Conservative Portfolio acquired all the net assets of the Farmers Income Portfolio pursuant to a plan of reorganization approved by the shareholders on November 9, 2000. The acquisition was accomplished by a tax-free exchange of 31,581 shares of the Pathway Conservative -- Class A and 3,667 shares of the Pathway Conservative Portfolio -- Class B for 30,692 shares of Farmers Income Portfolio -- Class A and 3,573 shares of Farmers Income Portfolio -- Class B, respectively, outstanding on April 6, 2001. Farmers

Income Portfolio's net assets at that date ($397,976), including $4,613 of unrealized appreciation, were combined with those of the Pathway Conservative Portfolio. The aggregate net assets of the Pathway Conservative Portfolio before the acquisition were $107,930,517. The combined net assets of the Portfolio immediately following the acquisition were $108,328,493.

On April 6, 2001, the Scudder Pathway Moderate Portfolio acquired all the net assets of the Farmers Income with Growth Portfolio, the Farmers Balanced Portfolio and the Farmers Growth with Income Portfolio pursuant to a plan of reorganization approved by the shareholders on November 9, 2000. The acquisition was accomplished by a tax-free exchange of 295,403 shares of the Pathway Moderate Portfolio -- Class A and 350,992 shares of the Pathway Moderate Portfolio -- Class B for 67,931 shares of the Farmers Income with Growth Portfolio -- Class A, 96,457 shares of the Farmers Balanced Portfolio -- Class A, 119,633 shares of the Farmers Growth with Income Portfolio -- Class A, 51,208 shares of the Farmers Income with Growth Portfolio -- Class B, 121,230 shares of the Farmers Balanced Portfolio -- Class B and 169,077 shares of the Farmers Growth with Income Portfolio -- Class B, respectively, outstanding on April 6, 2001. Farmers Income with Growth Portfolios, Farmers Balanced and Farmers Growth with Income net assets ($1,441,126, $2,489,242 and $3,096,353, respectively), including $14,816, $90,781 and $170,987, respectively, of unrealized depreciation, were combined with those of the Pathway Moderate Portfolio. The aggregate net assets of the Pathway Moderate Portfolio before the acquisition were $257,111,118. The combined net assets of the Portfolio immediately following the acquisition were $264,137,839.

F. Share Transactions

Pathway Conservative Portfolio

The following table summarizes share and dollar activity in the Portfolio:

                    Year Ended August 31, 2001      Year Ended August 31, 2000
--------------------------------------------------------------------------------

                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------

Shares sold
--------------------------------------------------------------------------------
Class AARP*           396,167    $  4,665,757              --     $         --
--------------------------------------------------------------------------------
Class S**           2,171,838      25,920,923         898,481       10,993,069
--------------------------------------------------------------------------------
Class A***          1,371,683      16,117,872              --               --
--------------------------------------------------------------------------------
Class B***            557,637       6,595,340              --               --
--------------------------------------------------------------------------------
Class C***            264,657       3,119,242              --               --
--------------------------------------------------------------------------------
                                 $ 56,419,134                     $ 10,993,069
--------------------------------------------------------------------------------

                    Year Ended August 31, 2001      Year Ended August 31, 2000
--------------------------------------------------------------------------------

                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------
Shares issued in tax-free reorganizations
--------------------------------------------------------------------------------
Class AARP*         6,227,714    $ 75,728,998              --     $         --
--------------------------------------------------------------------------------
Class A***             31,581         356,540              --               --
--------------------------------------------------------------------------------
Class B***              3,667          41,436              --               --
--------------------------------------------------------------------------------
                                 $ 76,126,974                     $         --
--------------------------------------------------------------------------------

Shares issued to shareholders in reinvestment of distributions
--------------------------------------------------------------------------------
Class AARP*           158,139    $  1,847,149              --     $         --
--------------------------------------------------------------------------------
Class S**             151,036       1,777,025         161,702        1,971,501
--------------------------------------------------------------------------------
Class A***              6,174          70,880              --               --
--------------------------------------------------------------------------------
Class B***              1,884          21,623              --               --
--------------------------------------------------------------------------------
Class C***              1,031          11,842              --               --
--------------------------------------------------------------------------------
                                 $  3,728,519                     $  1,971,501
--------------------------------------------------------------------------------

Shares redeemed
--------------------------------------------------------------------------------
Class AARP*        (1,460,334)    $(17,286,659)             --    $         --
--------------------------------------------------------------------------------
Class S**            (898,497)    (10,565,870)     (1,040,207)     (12,699,741)
--------------------------------------------------------------------------------
Class A***           (730,768)     (8,603,521)              --              --
--------------------------------------------------------------------------------
Class B***           (411,145)     (4,854,102)              --              --
--------------------------------------------------------------------------------
Class C***           (157,247)     (1,853,471)              --              --
--------------------------------------------------------------------------------
                                  $(43,163,623)                    $(12,699,741)
--------------------------------------------------------------------------------

Net increase (decrease)
--------------------------------------------------------------------------------
Class AARP*         5,321,686    $ 64,955,245              --     $         --
--------------------------------------------------------------------------------
Class S**           1,424,377      17,132,078          19,976          264,829
--------------------------------------------------------------------------------
Class A***            678,670       7,941,771              --               --
--------------------------------------------------------------------------------
Class B***            152,043       1,804,297              --               --
--------------------------------------------------------------------------------
Class C***            108,441       1,277,613              --               --
--------------------------------------------------------------------------------
                                 $ 93,111,004                     $    264,829
--------------------------------------------------------------------------------

*    For the period  from  September  25, 2000  (commencement  of sales of Class
     AARP) to August 31, 2001.

** On September 25, 2000, existing shares of the Portfolio were redesignated as Class S.

*** For the period from December 29, 2000 (commencement of sales of Class A, B and C) to August 31, 2001.

Pathway Moderate Portfolio

The following table summarizes share and dollar activity in the Portfolio:

                    Year Ended August 31, 2001      Year Ended August 31, 2000
--------------------------------------------------------------------------------

                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------

Shares sold
--------------------------------------------------------------------------------
Class AARP*           572,276    $  7,088,419              --     $         --
--------------------------------------------------------------------------------
Class S**           7,960,436      95,708,631       7,833,193      108,535,744
--------------------------------------------------------------------------------
Class A***          1,335,819      15,401,908              --               --
--------------------------------------------------------------------------------
Class B***            492,583       5,662,174              --               --
--------------------------------------------------------------------------------
Class C***            289,687       3,335,004              --               --
--------------------------------------------------------------------------------
                                 $127,196,136                     $108,535,744
--------------------------------------------------------------------------------

Shares issued in tax-free reorganization
--------------------------------------------------------------------------------
Class A***            295,403    $  3,207,970              --     $         --
--------------------------------------------------------------------------------
Class B***            350,992       3,818,751              --               --
--------------------------------------------------------------------------------
                                 $  7,026,721                     $         --
--------------------------------------------------------------------------------

Shares issued to shareholders in reinvestment of distributions
--------------------------------------------------------------------------------
Class AARP*            28,553    $    340,010              --     $         --
--------------------------------------------------------------------------------
Class S**           2,415,795      29,068,347       1,530,882       21,360,904
--------------------------------------------------------------------------------
Class A***             11,583         129,233              --               --
--------------------------------------------------------------------------------
Class B***              4,162          46,524              --               --
--------------------------------------------------------------------------------
Class C***              1,602          17,879              --               --
--------------------------------------------------------------------------------
                                 $ 29,601,993                     $ 21,360,904
--------------------------------------------------------------------------------

Shares redeemed
--------------------------------------------------------------------------------
Class AARP*          (202,667)    $(2,252,800)             --     $         --
--------------------------------------------------------------------------------
Class S**          (6,262,079)    (74,974,854)     (9,773,242)     (135,571,896)
--------------------------------------------------------------------------------
Class A***           (243,944)     (2,750,114)            --               --
--------------------------------------------------------------------------------
Class B***            (82,901)       (933,488)             --               --
--------------------------------------------------------------------------------
Class C***            (51,007)       (570,927)             --               --
--------------------------------------------------------------------------------
                                  $(81,482,183)                   $(135,571,896)
--------------------------------------------------------------------------------

                    Year Ended August 31, 2001      Year Ended August 31, 2000
--------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------

Net increase (decrease)
--------------------------------------------------------------------------------
Class AARP*           398,162    $  5,175,629              --     $         --
--------------------------------------------------------------------------------
Class S**           4,114,152      49,802,124        (409,167)      (5,675,248)
--------------------------------------------------------------------------------
Class A***          1,398,861      15,988,997              --               --
--------------------------------------------------------------------------------
Class B***            764,836       8,593,961              --               --
--------------------------------------------------------------------------------
Class C***            240,282       2,781,956              --               --
--------------------------------------------------------------------------------
                                 $ 82,342,667                      $(5,675,248)
--------------------------------------------------------------------------------

* For the period from October 2, 2000 (commencement of sales of Class AARP) to August 31, 2001.

** On October 2, 2000, existing shares of the Portfolio were redesignated as Class S.

*** For the period from December 29, 2000 (commencement of sales of Class A, B and C) to August 31, 2001.

Pathway Growth Portfolio

The following table summarizes share and dollar activity in the Portfolio:

                    Year Ended August 31, 2001      Year Ended August 31, 2000
--------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------

Shares sold
--------------------------------------------------------------------------------
Class AARP*           582,407    $  8,228,332              --     $         --
--------------------------------------------------------------------------------
Class S**           5,263,272      72,233,635       3,423,782       59,261,130
--------------------------------------------------------------------------------
Class A***          1,603,782      21,984,635              --               --
--------------------------------------------------------------------------------
Class B***            632,964       8,677,599              --               --
--------------------------------------------------------------------------------
Class C***            304,383       4,166,998              --               --
--------------------------------------------------------------------------------
                                 $115,291,199                     $ 59,261,130
--------------------------------------------------------------------------------

Shares issued in tax-free reorganizations
--------------------------------------------------------------------------------
Class AARP*         8,775,379    $134,438,805              --     $         --
--------------------------------------------------------------------------------
Class A***            224,590       2,849,971              --               --
--------------------------------------------------------------------------------
Class B***            250,898       3,181,258              --               --
--------------------------------------------------------------------------------
                                 $140,470,034                     $         --
--------------------------------------------------------------------------------

Shares issued to shareholders in reinvestment of distributions
--------------------------------------------------------------------------------
Class AARP*            67,111    $    976,472              --     $         --
--------------------------------------------------------------------------------
Class S**             943,416      14,375,755         445,546        7,810,433
--------------------------------------------------------------------------------
                                 $ 15,352,227                     $  7,810,433
--------------------------------------------------------------------------------

                    Year Ended August 31, 2001      Year Ended August 31, 2000
--------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------

Shares redeemed
--------------------------------------------------------------------------------
Class AARP*        (2,170,684)    $(30,190,919)            --     $         --
--------------------------------------------------------------------------------
Class S**          (4,253,126)    (58,664,530)     (2,839,518)     (49,103,823)
--------------------------------------------------------------------------------
Class A***           (379,536)     (5,238,198)             --               --
--------------------------------------------------------------------------------
Class B***           (147,452)     (2,044,488)             --               --
--------------------------------------------------------------------------------
Class C***            (70,833)       (969,579)             --               --
--------------------------------------------------------------------------------
                                  $(97,107,714)                    $(49,103,823)
--------------------------------------------------------------------------------

Net increase (decrease)
--------------------------------------------------------------------------------
Class AARP*         7,254,213    $113,452,690              --     $         --
--------------------------------------------------------------------------------
Class S**           1,953,562      27,944,860       1,029,810       17,967,740
--------------------------------------------------------------------------------
Class A***          1,448,836      19,596,408              --               --
--------------------------------------------------------------------------------
Class B***            736,410       9,814,369              --               --
--------------------------------------------------------------------------------
Class C***            233,550       3,197,419              --               --
--------------------------------------------------------------------------------
                                 $174,005,746                     $ 17,967,740
--------------------------------------------------------------------------------

*    For the period  from  September  25, 2000  (commencement  of sales of Class
     AARP) to August 31, 2001.

** On September 25, 2000, existing shares of the Portfolio were redesignated as Class S.

*** For the period from December 29, 2000 (commencement of sales of Class A, B and C) to August 31, 2001.

G. Subsequent Event

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for each Portfolio, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. Definitive transaction agreements are expected to be signed in the fourth quarter of 2001 and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first quarter of 2002.

Report of Independent Accountants
--------------------------------------------------------------------------------


To the Board of Directors of Scudder Pathway Series and to the Shareholders of Scudder Pathway Series: Conservative, Moderate, and Growth Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Pathway
Series: Conservative, Moderate (formerly "Balanced"), and Growth Portfolios (the three portfolios constituting the Scudder Pathway Series) (the "Funds") at August 31, 2001, and the results of their operations, the changes in their net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
October 16, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------


The Conservative, Moderate and Growth Portfolios paid distributions of $0.01, $1.18, and $1.63, respectively, per share from net long-term capital gains during the year ended August 31, 2001, of which 100%, 100%, and 100%, respectively, represent 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Growth Portfolio designates long-term capital gain dividends for the fiscal year ended August 31, 2001 in the amount of $5,034,000, of which 100% represents 20% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------


Linda C. Coughlin*
        President and Trustee

Henry P. Becton, Jr.
        Trustee; President, WGBH Educational
        Foundation

Dawn-Marie Driscoll
        Trustee; President, Driscoll Associates;
        Executive Fellow, Center for Business
        Ethics, Bentley College

Edgar R. Fiedler
        Trustee; Senior Fellow and
        Economic Counsellor, The
        Conference Board, Inc.

Keith R. Fox
        Trustee; General Partner,
        The Exeter Group of Funds

Jean Gleason Stromberg
        Trustee; Consultant

Jean C. Tempel
        Trustee; Managing Director,
        First Light Capital, LLC

Steven Zaleznick
        Trustee; President and Chief Executive
        Officer, AARP Services, Inc.

Thomas V. Bruns*
        Vice President

William F. Glavin, Jr.*
        Vice President

James E. Masur*
        Vice President

Howard S. Schneider*
        Vice President

Shahram Tajbakhsh*
        Vice President

John Millette*
        Vice President and Secretary

Kathryn L. Quirk*
        Vice President and Assistant Secretary

John R. Hebble*
        Treasurer

Thomas Lally*
        Assistant Treasurer

Brenda Lyons*
        Assistant Treasurer

Caroline Pearson*
        Assistant Secretary

*   Zurich Scudder Investments, Inc.

Investment Products and Services
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 Scudder Funds
-------------------------------------------------------------------------------------------

Core                                           Income

   Scudder Balanced Fund                          Scudder GNMA Fund
   Scudder Growth and Income Fund                 Scudder High-Yield Opportunity Fund
   Scudder S&P 500 Index Fund                     Scudder Income Fund
   Scudder Select 500 Fund                        Scudder Short-Term Bond Fund
   Scudder Small Company Stock Fund
                                               Tax-Free Income
Growth
                                                  Scudder California Tax-Free Income Fund*
   Scudder 21st Century Growth Fund               Scudder High-Yield Tax-Free Fund
   Scudder Capital Growth Fund                    Scudder Managed Municipal Bonds
   Scudder Development Fund                       Scudder Massachusetts Tax-Free Fund
   Scudder Large Company Growth Fund              Scudder Medium-Term Tax-Free Fund
   Scudder Select 1000 Growth Fund                Scudder New York Tax-Free Income Fund*

Value                                          Money Market

   Scudder Dividend & Growth Fund                 Scudder Cash Investment Trust
   Scudder Large Company Value Fund               Scudder Money Market Series:
   Scudder Small Company Value Fund*                Prime Reserve Shares
                                                    Premium Shares
Sector                                              Managed Shares
                                                  Scudder Tax-Free Money Fund
   Scudder Gold Fund                              Scudder U.S. Treasury Money Fund
   Scudder Health Care Fund
   Scudder Technology Innovation Fund

Asset Allocation

   Scudder Pathway Conservative Portfolio
   Scudder Pathway Moderate Portfolio
   Scudder Pathway Growth Portfolio

Global/International

   Scudder Emerging Markets Growth Fund
   Scudder Emerging Markets Income Fund
   Scudder Global Fund
   Scudder Global Bond Fund
   Scudder Global Discovery Fund
   Scudder Greater Europe Growth Fund
   Scudder International Fund
   Scudder Latin America Fund
   Scudder Pacific Opportunities Fund
   The Japan Fund, Inc.*

--------------------------------------------------------------------------------

*   Class S shares only

-------------------------------------------------------------------------------------------
 Retirement Programs and Education Accounts
-------------------------------------------------------------------------------------------

Retirement Programs                                    Education Accounts

   Traditional IRA                                        Education IRA
   Roth IRA                                               UGMA/UTMA
   SEP-IRA                                                IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities



 Closed-End Funds

   The Argentina Fund, Inc.                            Scudder High Income Trust
   The Brazil Fund, Inc.                               Scudder Intermediate Government Trust
   The Korea Fund, Inc.                                Scudder Multi-Market Income Trust
   Montgomery Street Income Securities, Inc.           Scudder Strategic Income Trust
   Scudder Global High Income Fund, Inc.               Scudder Strategic Municipal Income Trust
   Scudder New Asia Fund, Inc.                         Scudder Municipal Income Trust

------------------------------------------------------------------------------------------------

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program
--------------------------------------------------------------------------------

 Convenient ways to   Automatic Investment Plan
    invest, quickly
       and reliably   A convenient investment program in which money is
                      electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average"-- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                      Automatic Dividend Transfer

                      The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                      QuickBuy

                      Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                      Payroll Deduction and Direct Deposit

                      Have all or part of your paycheck--even government checks -- invested in up to four Scudder funds at one time.

                      * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.
--------------------------------------------------------------------------------

   Around-the-clock   Automated Information Lines
 electronic account
        service and   Scudder Class S Shareholders:
       information,   Call SAIL(TM)--1-800-343-2890
     including some
       transactions   AARP Investment Program Shareholders:
                      Call Easy-Access Line-- 1-800-631-4636

                      Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                      Web Site

                      Scudder Class S Shareholders --
                      myScudder.com

                      AARP Investment Program Shareholders--
                      aarp.scudder.com

                      Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

                      The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Those who depend   Automatic Withdrawal Plan
      on investment
       proceeds for   You designate the bank account, determine the schedule (as
    living expenses   frequently as once a month) and amount of the redemptions,
    can enjoy these   and Scudder does the rest.
        convenient,
        timely, and   Distributions Direct
 reliable automated
withdrawal programs   Automatically deposits your fund distributions into the
                      bank account you designate within three business days afte each distribution is paid.

                      QuickSell

                      Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.
--------------------------------------------------------------------------------

           For more   Scudder Class S Shareholders:
  information about
     these services   Call a Scudder representative at
                      1-800-SCUDDER

                      AARP Investment Program Shareholders:

                      Call an AARP Investment Program representative at 1-800-253-2277
--------------------------------------------------------------------------------

 Please address all   For Scudder Class S Shareholders:
            written
  correspondence to   Scudder Investments
                      PO Box 219669
                      Kansas City, MO
                      64121-9669

                      For AARP Investment Program Shareholders:

                      AARP Investment Program
                      from Scudder Investments
                      PO Box 219735
                      Kansas City, MO
                      64121-9735
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

SCUDDER
INVESTMENTS


Two International Place
Boston, MA 02110-4103


A member of [LOGO] Zurich Scudder Investments

                                                                     SCUDDER
                                                                     INVESTMENTS


Scudder Pathway Series

Pathway Conservative Portfolio

Pathway Moderate Portfolio

Pathway Growth Portfolio

--------------------------------------------------------------------------------
                               Classes A, B and C
--------------------------------------------------------------------------------


                               Annual Report
                               August 31, 2001










For investors seeking current income and long-term growth of capital.

Contents
--------------------------------------------------------------------------------

 3    Economic Overview                  Growth Portfolio

 5    Portfolio Management Review        23    Portfolio Highlights

                                         25    Performance Summary
Conservative Portfolio
                                         28    Portfolio Summary
11    Portfolio Highlights
                                         31    Investment Portfolio
13    Performance Summary
                                         41    Financial Highlights
16    Portfolio Summary

29    Investment Portfolio               32    Financial Statements

38    Financial Highlights               47    Notes to Financial Statements

                                         59    Report of Independent Accountants
Moderate Portfolio
                                         60    Tax Information
17    Portfolio Highlights
                                         61    Officers and Trustees
19    Performance Summary
                                         62    Account Management Resources
22    Portfolio Summary

30    Investment Portfolio

41    Financial Highlights



Scudder Pathway Series                           Nasdaq Symbol     CUSIP Number
--------------------------------------------------------------------------------
Conservative Portfolio -- Class A                     SUCAX          811189877
--------------------------------------------------------------------------------
Conservative Portfolio -- Class B                     SUCBX          811189869
--------------------------------------------------------------------------------
Conservative Portfolio -- Class C                     SUCCX          811189851
--------------------------------------------------------------------------------
Moderate Portfolio -- Class A                         SPDAX          811189844
--------------------------------------------------------------------------------
Moderate Portfolio -- Class B                         SPDBX          811189836
--------------------------------------------------------------------------------
Moderate Portfolio -- Class C                         SPDCX          811189828
--------------------------------------------------------------------------------
Growth Portfolio -- Class A                           SUPAX          811189810
--------------------------------------------------------------------------------
Growth Portfolio -- Class B                           SUPBX          811189764
--------------------------------------------------------------------------------
Growth Portfolio -- Class C                           SUPCX          811189786
--------------------------------------------------------------------------------


Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $345 billion in assets for individuals, corporate clients, retirement and pension plans and insurance companies.

Please see the trust's prospectus for more complete information, including a complete description of the trust's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Economic Overview
--------------------------------------------------------------------------------

Dear Shareholder:

Odds of a recession were abnormally high before September 11. By now, recession is a near certainty. Economic activity fell hard in the immediate aftermath of the terrorist attacks, and we expect the economy to continue its decline until early next spring.

To understand why, let's start by looking at the nation's demand for cash, which was on the rise even before the attacks. Nervous people like more cash, so confidence and cash levels tend to move in opposite directions. From the end of 1999 to the end of June 2001, households added $100 billion to their cash supplies. They will now want to add more.

Jittery Americans could carry their hoarding too far, but we think it's a small risk. Consumer lending is different than it was in the late 1970s and 1980s, when banks would cut people off at the first sign of trouble. No one worries about that now because markets, not banks, supply the funds through asset-backed securities and secondary mortgage markets.

But right now, shoppers are spending less. They had too much debt and were trying to rein in their spending when the terrorist attacks sapped their confidence. Although people will still buy groceries, visit the doctor and pay their kids' tuition, we don't expect total consumption to get back to this summer's level before the end of 2002.

As their customers retrench, business executives will do the same. They already cut capital spending, and will review outlays for the coming months. Before September 11, managers had planned for growth that didn't happen. Looking at factories, spare capacity is higher than at any time since 1983. But that's just the tip of the iceberg: Many service industries are vastly oversized. And companies that over-invested have no choice but to compete on price. Lower prices will limit revenue growth, making any profit rebound tepid next year.

Poor corporate pricing power also means low inflation. Many people think the money the Fed is putting into the system is bound to be an inflation problem down the road, but we don't see it that way. Inflation is determined not only by how much money is floating around but by what people do with it. Companies have had to use money to write off bad debts rather than make new loans, and individuals have been

--------------------------------------------------------------------------------
 Economic Guideposts Data as of 8/31/01
--------------------------------------------------------------------------------

                                    2 years ago  1 year ago  6 months ago   Now

Inflation Rate (a)                     2.1          3.6         3.7         2.7
U.S. Unemployment Rate (b)             4.2          4.0         4.20        4.9
Federal Funds Rate (c)                 5.00         6.50        5.5         3.5
Industrial Production (d)              5.4          5.7         1.7        -3.3
Growth Rate of Personal Income (e)     4.50         7.1         6.8         5.3

--------------------------------------------------------------------------------
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
    Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.
--------------------------------------------------------------------------------


holding more cash. If the Fed were not creating a lot of money, this "money destruction" would cause severe problems for the economy. Even though we expect the Fed to continue to ease policy, inflation will likely be lower next year than this and lower still in the years to come.

Here's the good part: The private sector will be pulling back at the exact same time the government is stepping in with huge new outlays to help offset some of the damage.

Recessions are never welcome, but they force people and businesses to reduce the excesses built up in a boom. As despicable as the terrorist attacks were, individuals and businesses are likely to react by aggressively correcting excesses that have built up over the past several years. The corrective actions will hurt now but will brighten the medium- to long-term outlook. We believe Americans will quickly put their houses in order, and by the end of 2002, the stage should be set for another expansion.

Zurich Scudder Investments, Inc.
Economics Group

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of October 1, 2001, and may not actually come to pass.

Portfolio Management Review
--------------------------------------------------------------------------------

Scudder Pathway Series: A Team Approach to Investing

The portfolios are managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Portfolio Manager Shahram Tajbakhsh, CFA, joined the Advisor in 1996 and the portfolio team in 1999. Mr. Tajbakhsh has over ten years of investment experience.

Portfolio Manager Maureen Allyn is the Advisor's chief economist, a position she has held since 1989, and is responsible for analyzing both the world and U.S. economies. Ms. Allyn joined the portfolio team in 1996.

In the following interview, Portfolio Manager Shahram Tajbakhsh discusses the recent market environment and the investment strategy of the Pathway Series during the 12-month period ended August 31, 2001.

Q: The stock market as a whole has performed poorly in the past year. How would you characterize the decline?

A: Stocks in the United States have fallen sharply from their highs of early 2000, as companies across many industries have struggled with slower global demand and overcapacity^1 in key industries such as technology and telecommunications. Corporate earnings have declined sharply, leading to rising layoff announcements that, in turn, have sparked concerns that consumer spending will ultimately weaken. The U.S. Federal Reserve has sought to counter these problems with aggressive interest rate cuts, but continued sluggishness in the economy has discouraged investors who expected a rapid recovery in growth. Since the conventional wisdom was that stocks usually come back when the Fed cuts rates sharply, the lack of a rebound in growth is a significant negative surprise that kept the market under pressure throughout the entire summer.

Tech- and telecom-related stocks were among the worst performers during this time. The stocks, as a group, had been bid up to extremely high prices, due in part to the commonly held view that they would be immune to an economic slowdown. This notion proved to be erroneous, however, as slower growth forced corporations to trim their information technology budgets. Tech firms saw their earnings plummet as a result, and their valuations followed suit. The stock prices of many of the sector's largest, most recognizable companies fell as much as


^1 Overcapacity occurs when the capability of an industry or geographic area to produce supply exceeds the demand for the product(s) in question. This imbalance generally leads to falling prices.

80 percent, while the value of many smaller firms declined even further. Other growth sectors also suffered, driving the Russell 1000 Growth Index to a loss of
45.32 percent over the 12 months ended August 31. This chain of events proved to be very harmful to the share prices of growth-oriented mutual funds.

Value stocks performed somewhat better, however, helping to stabilize the performance of portfolios that were invested in both growth and value. The asset class certainly wasn't immune to volatility, but investors demonstrated a preference for stocks with lower valuations. Such issues tend to provide better performance at times when the market is falling. In contrast to the sharp decline of the Russell 1000 Growth Index, the Russell 1000 Value Index lost only
1.12 percent during the 12 months. Small company value stocks did even better, as measured by the 18.04 percent gain of the Russell 2000 Value Index. We believe that the divergence between growth and value underscores the continued importance of portfolio diversification.

Q: How have stocks performed overseas?

A: International stocks did not provide refuge for investors. In Europe, the markets have been preoccupied with declining business confidence -- especially in Germany -- the lack of forceful rate cuts on the part of the European Central Bank, concerns about inflation, and the decline in the euro (the continent's common currency). Contrary to investors' earlier expectations, Europe has proven vulnerable to slower economic growth worldwide. In Japan, meanwhile, the market's early enthusiasm regarding the election of the reformer Junichiro Koizumi in April has since been tempered by a continued downturn in the country's economy. Still, we believe that the opportunity presented by potential restructuring^2 in Japan is huge, although the path will undoubtedly prove bumpy in the months and years ahead. Fortunately, the Pathway portfolios held an underweight position in international stocks, limiting their exposure to the difficulties of the past year.

Q: How have bonds performed in this environment?

A: Bonds, which tend to perform best when the economy is expected to slow (since that raises the likelihood of lower interest rates), have performed very well during the past year. The yield on the 10-year note (which moves in the opposite direction of its price) closed the period at 4.83 percent, compared with 5.72 percent a year earlier. Corporate bonds have generally produced solid performance throughout 2001, although fears that the slowing economy would hurt companies' bottom lines caused corporates to trail the lower-risk Treasury sector.

For the full period, the Lehman Brothers Aggregate Bond Index (which measures all sectors within the bond market) returned 12.35 percent. This compares with a return of -24.39 percent for the S&P 500 over the same time period. In our view, the 36-percentage point outperformance of bonds illustrates why fixed-income investments probably should continue to play a role in most diversified portfolios. An investor who held a position in both stocks and bonds during the past year likely would have experienced stronger returns and lower portfolio volatility than someone who had invested 100 percent of his or her assets in stocks. In this way, bonds helped improve the returns and reduce the risk of the Pathway portfolios during the past year.


^2 Restructuring refers to major corporate changes aimed at greater efficiency and adaptation to changing markets.

Q: What have been the key elements of your investment approach during this time?

A: In February's report to shareholders, we noted that the portfolios were underweight in stocks versus bonds, tilted toward value (and away from growth), and underweight in international stocks. As the year progressed, we also developed a slightly overweight position in small company stocks. Our basis for this approach was that a difficult economic environment warranted a higher weighting in bonds, and that value (as an asset class) was better positioned to produce strong performance. We also believed that the small company area was more likely to offer opportunities in individual stocks than larger companies, which are more likely to be affected by the economy. Finally, we believed that international stocks faced a more negative investment picture than stocks in the United States. This positioning proved helpful to performance during the past several months, but the performance of the underlying funds in the portfolios overcame much of the positive effect of our allocation decisions.

With the markets having experienced such dramatic moves in recent months, we are adopting a more neutral posture within the equity portion of the portfolio. For instance, we are in the process of bringing our positions in international stocks and smaller companies back to neutral. With respect to our decision to raise our weighting in overseas equities, our rationale was based on two goals: first, to take advantage of a more favorable environment for overseas currencies, and second, to increase the diversification of the portfolios.

Overall, our portfolio decisions remain grounded in our fundamental approach, which is to provide shareholders with an investment that is extensively diversified, built with a long-term view in mind, and designed to provide lower volatility than the market as a whole.

Q: What is your outlook for the global financial markets from here?

A: We believe that the backdrop will gradually improve but that the exceptional volatility we have experienced during the past year will be with us for some time. In such an environment, we believe that our focus on diversification will prove valuable in helping shareholders to withstand the ups and downs of the markets.

With respect to the terrorist attacks that took place after the close of the reporting period, history shows that the American people and the U.S. financial systems will recover and endure, as they have through world wars, natural and man-made disasters, assassinations, and other world-shattering events. Some investors may respond to the uncertainty by selling assets and retreating to cash, but our experience has told us to keep a steady hand and a focus on our end goals in spite of short-term turbulence. While some may experience temporary setbacks in the quest to achieve their goals, we are confident in the resiliency of the American people and our financial markets.


The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Highlights
--------------------------------------------------------------------------------


Pathway Conservative Portfolio

Pathway Conservative Portfolio seeks current income and, secondarily, long-term growth of capital by investing substantially in bond mutual funds, with moderate exposure to equity funds.

During the 12-month period ended August 31, 2001, Pathway Conservative Portfolio returned -4.88 percent (Class A shares imputed performance, unadjusted for sales charge) versus a return of -4.29 percent for its custom benchmark.^1

Performance

Pathway Conservative Portfolio produced a negative return over the past 12 months, but we are pleased to report that it experienced substantially lower volatility than a portfolio that was invested entirely in stocks. The portfolio's standard deviation during the reporting period was 6.21 percent, compared with 16.61 percent for the S&P 500 and 6.36 for the benchmark. Standard deviation is a measure of risk; a lower number indicates a lower level of risk. We believe the portfolio's low level of risk relative to the U.S. stock market as a whole illustrates the continued value of diversification into multiple asset classes.

The portfolio's position in bonds, in particular, helped temper volatility in the stock market during a difficult period. Our holdings in Income Fund, Short-Term Bond Fund, and GNMA Fund all produced positive returns, balancing declines in the equity portion of the portfolio. All three funds, which make up 56 percent of the portfolio's total assets, benefited from falling interest rates. Our 2 percent position in Cash Investment Trust, a


^1 The Portfolio's Class A, B, and C shares began operations on December 29, 2000. Prior to this date, the portfolio's performance is derived from the portfolio's Class S shares. Performance of share classes may vary. Please refer to your prospectus.

money market fund, also helped provide stability amid a volatile environment.

The equity portion of the portfolio did not perform as well, with all of our holdings finishing the period in the red. Large Company Value Fund was the top performer, losing less than 1 percent, but this relatively strong showing was more than offset by declines in the portfolio's other holdings. Our small position in International Fund and our somewhat larger weighting in Capital Growth Fund were the largest detractors from performance.

Portfolio Strategy

Since February 28, the date of the last report to shareholders, there have been only modest changes to the portfolio. In the bond portion of the portfolio, we added a 1 percent position in High-Yield Opportunity Fund. We are positive on the sector because we believe yields are currently very attractive, and the majority of the pertinent risks have already been factored into prices.

In the equity portion of the portfolio, the largest change was the elimination of Classic Growth Fund and the increase in our position in Capital Growth Fund. This change was not the result of a strategy shift, but rather the merger of the two funds on June 22, 2001. We also increased our weighting in Large Company Value Fund to 4 percent of assets, and made a corresponding 1 percent reduction in Growth and Income Fund.

While even a conservative positioning does not guarantee against losses in a down market, we believe the portfolio accomplished its objective of providing strong risk-adjusted returns. Looking ahead, we believe the portfolio is well-positioned for additional volatility that may impact the markets in the coming months.

Performance Summary                                              August 31, 2001
--------------------------------------------------------------------------------


Scudder Pathway Series: Conservative Portfolio

--------------------------------------------------------------------------------
 Average Annual Total Returns (Unadjusted for Sales Charge)
--------------------------------------------------------------------------------
                                                                        Life of
                                                       1-Year   3-Year    Class*
--------------------------------------------------------------------------------
Class A^(a)                                            -4.88%    3.03%     4.56%
--------------------------------------------------------------------------------
Class B^(a)                                            -5.47%    2.31%     3.80%
--------------------------------------------------------------------------------
Class C^(a)                                            -5.47%    2.31%     3.80%
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index[                           12.35%    6.80%     7.35%
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index (50%), S&P 500 Index
(37%), MSCI EAFE Index (3%), 3-month T-Bill (10%)+     -4.29%    6.95%     8.47%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

--------------------------------------------------------------------------------
 Net Asset Value and Distribution Information
--------------------------------------------------------------------------------

                                          Class A       Class B        Class C
--------------------------------------------------------------------------------
Net Asset Value:
8/31/01                                 $   11.31      $   11.31     $   11.31
--------------------------------------------------------------------------------
Commencement of sales (12/29/00)        $   11.93      $   11.93     $   11.93
--------------------------------------------------------------------------------
Distribution Information
For the period December 29, 2000
(commencement of sales) to
August 31, 2001:
  Income Dividends                      $    0.20      $    0.16     $    0.16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Class S Lipper Rankings -- Income Funds Category
--------------------------------------------------------------------------------
                                                         Number of
                                                            Funds     Percentile
Period                                     Rank           Tracked      Ranking
--------------------------------------------------------------------------------
1-Year                                      64      of      86           74
--------------------------------------------------------------------------------
3-Year                                      70      of      76           92
--------------------------------------------------------------------------------

Rankings/ratings are historical and do not guarantee future results.

Rankings are for the Class S shares; rankings for other classes may vary.

Source: Lipper, Inc.

^(a) On December 29, 2000 the Portfolio began offering an additional three classes of shares, namely Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Pathway Series: Conservative Portfolio during such periods and have been adjusted to reflect the higher gross annual total operating expenses of each specific class. The difference in expense will affect performance.

--------------------------------------------------------------------------------
 Growth of an Assumed $10,000 Investment^(c) (Adjusted for Sales Charge)
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                                             Lehman Aggregate
                                                              Bond Index (50%),
            Scudder Pathway Series:                         S&P 500 Index (37%),
           Conservative Portfolio       Lehman Aggregate   MSCI EAFE Index (3%),
               -- Class A(b)              Bond Index+     3-month T-Bill (10%)+

  11/96*            9541                     10171                10000
   2/97             9760                     10133                10169
   8/97            10481                     10579                10999
   2/98            11192                     11184                12085
   8/98            10670                     11696                12026
   2/99            11263                     11883                13477
   8/99            11454                     11787                13862
   2/00            11535                     12013                14317
   8/00            12269                     12676                15372
   2/01            11912                     13629                14836
   8/01            11670                     14016                14713

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Comparative Results (Adjusted for Sales Charge)
--------------------------------------------------------------------------------
                                                                         Life of
Scudder Pathway Series: Conservative Portfolio         1-Year   3-Year    Class*
--------------------------------------------------------------------------------
Class A^(b)                Growth of $10,000           $8,965   $10,309  $11,670
                           -----------------------------------------------------
                           Average annual
                           total return               -10.35%    1.02%    3.28%
--------------------------------------------------------------------------------
Class B^(b)                Growth of $10,000           $9,181   $10,528  $11,756
                           -----------------------------------------------------
                           Average annual
                           total return                -8.19%    1.73%    3.43%
--------------------------------------------------------------------------------
Class C^(b)                Growth of $10,000           $9,453   $10,708  $11,956
                           -----------------------------------------------------
                           Average annual
                           total return                -5.47%    2.31%    3.80%
--------------------------------------------------------------------------------
Lehman Aggregate Bond
Index (50%), S&P 500
Index (37%), MSCI EAFE
Index (3%), 3-month T-Bill
(10%)+                     Growth of $10,000           $9,571   $12,234  $14,713
                           -----------------------------------------------------
                           Average annual
                           total return                -4.29%    6.95%    8.47%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.

(b) On December 29, 2000, the Portfolio began offering an additional three classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Pathway Series: Conservative Portfolio during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.

(c) The Portfolio's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

+ The Lehman Aggregate Bond Index is a market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MSCI EAFE Index is a market-value-weighted measure of stocks of 46 countries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Shareholders of the Class A, B and C shares of the portfolio will indirectly bear that portfolio's pro rata share of expenses and fees incurred by the underlying Scudder funds in which the portfolio is invested.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Portfolio Summary                                                August 31, 2001
--------------------------------------------------------------------------------


Scudder Pathway Series: Conservative Portfolio

--------------------------------------------------------------------------------
 Asset Allocation                                       8/31/01        8/31/00
--------------------------------------------------------------------------------
Money Market                                                2%             7%
Fixed Income                                               57%            59%
Equity                                                     41%            34%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Asset Class Ranges                                     8/31/01        8/31/00
--------------------------------------------------------------------------------
Bond Funds                                               50-70%         50-80%
Equity Funds                                             30-50%         20-50%
--------------------------------------------------------------------------------

Asset allocation is subject to change.

For more complete details about the fund's investment portfolio, see page 29. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Highlights
--------------------------------------------------------------------------------


Pathway Moderate Portfolio

Pathway Moderate Portfolio seeks a balance of growth and income by investing in a mix of money market, bond, and equity mutual funds.

During the 12-month period ended August 31, 2001, Pathway Moderate Portfolio returned -14.70 percent (Class A shares imputed performance, unadjusted for sales charge) versus a return of -10.83 percent for its custom benchmark.^1

Performance

Although Pathway Moderate Portfolio underperformed its benchmark by a wide margin over the past year, we are encouraged by the fact that it experienced substantially lower volatility than a portfolio that was invested entirely in stocks. The portfolio's standard deviation during the reporting period was 9.96 percent, compared with 16.61 percent for the S&P 500 and 9.48 percent for the benchmark. Standard deviation is a measure of risk; a lower number indicates a lower level of risk. We believe the portfolio's low level of risk relative to the U.S. stock market as a whole illustrates the continued value of diversifying among a wide range of asset classes.

The portfolio's performance was helped by its position in bond funds and Cash Investment Trust, a money market fund. This portion of the portfolio provided steady income and helped mitigate volatility and the substantial losses suffered by the stock market during this time.

On the negative side, the portion of the portfolio that is held in stock funds did not perform as well. Our top performer was Small Company Value Fund, which significantly outperformed the market as a whole.

^1 The Portfolio's Class A, B, and C shares began operations on December 29, 2000. Prior to this date, the portfolio's performance is derived from the portfolio's Class S shares. Performance of share classes may vary. Please refer to your prospectus.

However, the gains achieved by our 2 percent position in the fund were overwhelmed by losses in our other holdings. The largest detractors were 21st Century Growth Fund and Capital Growth Fund -- both of which were hurt by the sharp declines in growth stocks -- as well as International Fund, which was hurt by weakness in overseas shares.

Portfolio Strategy

The largest changes to our positioning occurred in the equity portion of the portfolio. The most significant shift was the elimination of Classic Growth Fund and the increase in our position in Capital Growth Fund. This change was not the result of a strategy shift, but rather the merger of the two funds on June 22, 2001. We also decreased our weighting in Growth and Income Fund and redeployed the proceeds into S&P 500 Index Fund and Select 500 Fund, which tend to track the performance of the S&P 500 index. In our view, this provides us with a core position in funds that will closely track the equity portion of our benchmark.

On the fixed income side, we added a 1 percent position in High-Yield Opportunity Fund. We are positive on the sector because we believe yields are currently very attractive, and the majority of the pertinent risks have already been factored into prices.

We are not pleased by the portfolio's negative return during the past year, but we believe it accomplished its objective of providing favorable risk-adjusted returns. Although we expect ongoing volatility in the global financial markets, we believe that our long-term approach and focus on diversification will hold the portfolio in good stead amid a difficult market environment.

Performance Summary                                              August 31, 2001
--------------------------------------------------------------------------------


Scudder Pathway Series: Moderate Portfolio

--------------------------------------------------------------------------------
 Average Annual Total Return (Unadjusted for Sales Charge)
--------------------------------------------------------------------------------
                                                                        Life of
                                                       1-Year   3-Year    Class*
--------------------------------------------------------------------------------
Class A^(a)                                           -14.70%    5.10%     4.89%
--------------------------------------------------------------------------------
Class B^(a)                                           -15.30%    4.33%     4.11%
--------------------------------------------------------------------------------
Class C^(a)                                           -15.30%    4.33%     4.11%
--------------------------------------------------------------------------------
S&P 500 Index+                                        -24.39%    7.13%    10.42%
--------------------------------------------------------------------------------
Lehman Aggregate Bond Index+                           12.35%    6.80%     7.35%
--------------------------------------------------------------------------------
S&P 500 Index (50%), Lehman Aggregate Bond Index
(35%), MSCI EAFE Index (7%), 3-month T-Bill (5%),
Russell 2000 Index (3%)+                              -10.83%    7.10%     8.80%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.
Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

--------------------------------------------------------------------------------
 Net Asset Value and Distribution Information
--------------------------------------------------------------------------------
                                          Class A       Class B        Class C
--------------------------------------------------------------------------------
Net Asset Value:
8/31/01                                 $   10.77      $   10.76     $   10.76
--------------------------------------------------------------------------------
Commencement of sales (12/29/00)        $   12.04      $   12.04     $   12.04
--------------------------------------------------------------------------------
Distribution Information:

For the period December 29, 2000
(commencement of sales) to
August 31, 2001:
  Income Dividends                      $    0.13      $    0.09     $    0.09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Class S Lipper Rankings -- Balanced Funds Category
--------------------------------------------------------------------------------
                                                         Number of
                                                            Funds     Percentile
Period                                     Rank           Tracked      Ranking
--------------------------------------------------------------------------------
1-Year                                      352     of      468          76
--------------------------------------------------------------------------------
3-Year                                      255     of      382          67
--------------------------------------------------------------------------------

Rankings/ratings are historical and do not guarantee future results.

Rankings are for the Class S shares; rankings for other classes may vary.

Source: Lipper, Inc.

^(a) On December 29, 2000 the Portfolio began offering an additional three classes of shares, namely Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Pathway Series: Moderate Portfolio during such periods and have been adjusted to reflect the higher gross annual total operating expenses of each specific class. The difference in expense will affect performance.

--------------------------------------------------------------------------------
 Growth of an Assumed $10,000 Investment^(c) (Adjusted for Sales Charge)
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                                                                     S&P 500 Index (50),
                                                                                      Lehman Aggregate
                                                                                      Bond Index (35%),
            Scudder Pathway Series:                                                 MSCI EAFE Index (7%),
               Moderate Portfolio                               Lehman Aggregate    3-month T-Bill (5%)+
               -- Class A^(b)         S&P 500 Index+              Bond Index+    Russell 20000 Index (3%)

  11/96*            9425                10000                        10000                 10000
   2/97             9743                11289                        10133                 10227
   8/97             10528               12959                        10579                 11264
   2/98             11288               15243                        11184                 12595
   8/98             10204               14011                        11696                 12751
   2/99             11467               18252                        11883                 14184
   8/99             12037               19589                        11787                 14828
   2/00             13372               20395                        12013                 15561
   8/00             13886               22789                        12676                 16738
   2/01             12520               18725                        13629                 15406
   8/01             11847               16014                        14016                 14926
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Comparative Results (Adjusted for Sales Charge)
--------------------------------------------------------------------------------
                                                                         Life of
Scudder Pathway Series: Moderate Portfolio             1-Year   3-Year    Class*
--------------------------------------------------------------------------------
Class A^(b)                Growth of $10,000           $8,040   $10,942  $11,847
                           -----------------------------------------------------
                           Average annual             -19.60%    3.05%    3.60%
                           total return
--------------------------------------------------------------------------------
Class B^(b)                Growth of $10,000           $8,245   $11,181  $11,958
                           -----------------------------------------------------
                           Average annual             -17.55%    3.79%    3.80%
                           total return
--------------------------------------------------------------------------------
Class C^(b)                Growth of $10,000           $8,470   $11,355  $12,130
                           -----------------------------------------------------
                           Average annual             -15.30%    4.33%    4.11%
                           total return
--------------------------------------------------------------------------------
S&P 500 Index (50%),       Growth of $10,000
Lehman Aggregate Bond
Index (35%), MSCI EAFE
Index (7%), 3-month T-Bill
(5%), Russell 2000 Index
(3%)+                                                  $8,917   $12,284  $14,926
                           -----------------------------------------------------
                           Average annual
                           total return               -10.83%    7.10%    8.80%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.

(b) On December 29, 2000, the Portfolio began offering an additional three classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Pathway Series: Moderate Portfolio during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.

(c) The Portfolio's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

+ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lehman Aggregate Bond Index is a market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The MSCI EAFE Index is a market-value-weighted measure of stocks of 46 countries. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Shareholders of the Class A, B and C shares of the portfolio will indirectly bear that portfolio's pro rata share of expenses and fees incurred by the underlying Scudder funds in which the portfolio is invested.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Portfolio Summary                                                August 31, 2001
--------------------------------------------------------------------------------


Scudder Pathway Series: Moderate Portfolio

--------------------------------------------------------------------------------
 Asset Allocation                                       8/31/01        8/31/00
--------------------------------------------------------------------------------
Money Market                                                1%             5%
Fixed Income                                               37%            36%
Equity                                                     62%            59%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Asset Class Ranges                                     8/31/01        8/31/00
--------------------------------------------------------------------------------
Bond Funds                                               30-50%         30-60%
Equity Funds                                             50-70%         40-70%
--------------------------------------------------------------------------------

Asset allocation is subject to change.

For more complete details about the fund's investment portfolio, see page 30. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Highlights
--------------------------------------------------------------------------------


Pathway Growth Portfolio

Pathway Growth Portfolio seeks a long-term growth of capital by investing primarily in equity mutual funds. The Portfolio also invests a portion of assets in bond funds, which offer the potential for capital appreciation as well as income.

During the 12-month period ended August 31, 2001, Pathway Growth Portfolio returned -20.08 percent (Class A shares imputed performance unadjusted for sales charge) versus a return of -18.85 percent for its custom benchmark.^1

Performance

Pathway Growth Portfolio underperformed its benchmark during the past year, but we are encouraged by the fact that it experienced substantially lower volatility than a portfolio that was invested entirely in stocks. The portfolio's standard deviation during the reporting period was 13.25 percent, compared with 16.61 percent for the S&P 500 and 13.45 percent for the benchmark. Standard deviation is a measure of risk; a lower number indicates a lower level of risk. We believe the portfolio's low level of risk relative to the U.S. stock market as a whole illustrates the continued value of diversification.

The portfolio's performance was hurt by its large position in stock funds, but was helped by its diversification. The largest detractors were our holdings in growth-oriented mutual funds -- namely 21st Century Growth Fund and Large Company Growth Fund -- as well as its position in International Fund. On the plus side, we benefited from our 19 percent weighting in Large Company Value Fund, which lost less than 1 percent. In our view, the strong performance of value stocks during this time illustrates the ongoing importance of diversification.


^1 The Portfolio's Class A, B, and C shares began operations on December 29, 2000. Prior to this date, the fund's performance is derived from the fund's Class S shares. Performance of share classes may vary. Please refer to your prospectus.

The Portfolio's weighting in bond funds produced strong performance and helped reduce the impact of volatility in the stock market. Holdings in Income Fund (7 percent of assets) and GNMA Fund (5 percent) each produced double-digit gains, boosting the overall performance of the portfolio.

Portfolio Strategy

Consistent with our long-term approach, we have made few changes to the portfolio since we last produced a report for shareholders at the close of the February 28, 2001, semiannual period. Within the equity portion of the portfolio, we slightly increased our holdings in growth funds and made a corresponding reduction to our weighting in value funds. While the sector may experience additional volatility in the near term, we believe this sharp decline may represent an attractive longer-term opportunity.

On the fixed income side, we added a 1 percent position in High-Yield Opportunity Fund. We are positive on the sector because we believe yields are currently very attractive, and the majority of the pertinent risks have already been factored into prices.

We are not pleased by the negative total return of the Growth portfolio, but we believe it accomplished its objective of providing strong risk-adjusted returns. Looking ahead, our substantial weighting in stock funds means that it will be sensitive to ongoing volatility in the global equity markets. However, we are confident that our long-term approach and focus on diversification will hold the portfolio in good stead amid a difficult market environment.

Performance Summary                                              August 31, 2001
--------------------------------------------------------------------------------


Scudder Pathway Series: Growth Portfolio

--------------------------------------------------------------------------------
 Average Annual Total Returns (Unadjusted for Sales Charge)
--------------------------------------------------------------------------------
                                                                       Life of
                                                      1-Year   3-Year    Class*
--------------------------------------------------------------------------------
Class A^(a)                                           -20.08%    9.17%     7.17%
--------------------------------------------------------------------------------
Class B^(a)                                           -20.66%    8.36%     6.36%
--------------------------------------------------------------------------------
Class C^(a)                                           -20.66%    8.36%     6.36%
--------------------------------------------------------------------------------
S&P 500 Index+                                        -24.39%    7.13%    10.42%
--------------------------------------------------------------------------------
S&P 500 Index (68%), MSCI EAFE Index (12%), Lehman
Aggregate Bond Index (15%), Russell 2000 Index (5%)+  -18.85%    6.98%     9.04%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

--------------------------------------------------------------------------------
 Net Asset Value
--------------------------------------------------------------------------------
                                          Class A       Class B        Class C
--------------------------------------------------------------------------------
Net Asset Value:
8/31/01                                 $   12.61      $   12.55     $   12.55
--------------------------------------------------------------------------------
Commencement of sales (12/29/00)        $   14.55      $   14.55     $   14.55
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Class S Lipper Rankings -- Multi-Cap Core Funds Category
--------------------------------------------------------------------------------
                                                         Number of
                                                            Funds     Percentile
Period                                     Rank           Tracked      Ranking
--------------------------------------------------------------------------------
1-Year                                      132     of      326          41
--------------------------------------------------------------------------------
3-Year                                      110     of      201          55
--------------------------------------------------------------------------------

Rankings/ratings are historical and do not guarantee future results.

Rankings are for the Class S shares; rankings for other classes may vary.

Source: Lipper, Inc.

^(a) On December 29, 2000 the Portfolio began offering an additional three classes of shares, namely Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Pathway Series: Growth Portfolio during such periods and have been adjusted to reflect the higher gross annual total operating expenses of each specific class. The difference in expense will affect performance.

--------------------------------------------------------------------------------
 Growth of an Assumed $10,000 Investment^(c) (Adjusted for Sales Charge)
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                                                           S&P 500 Index (68),
                                                          MSCI EAFE Index (12%),
           Scudder Pathway Series:                          Lehman Aggregate
              Growth Portfolio                              Bond Index (15%),
               -- Class A^(b)        S&P 500 Index+     Russell 20000 Index (5%)

   11/96*           9425                  10000                10000
    2/97            9847                  11289                10306
    8/97           10790                  12959                11594
    2/98           11683                  15243                13256
    8/98           10093                  14011                12322
    2/99           12001                  18252                15156
    8/99           13257                  19589                16161
    2/00           16211                  20395                17208
    8/00           16430                  22789                18592
    2/01           14234                  18725                16076
    8/01           13131                  16014                15087

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Comparative Results (Adjusted for Sales Charge)
--------------------------------------------------------------------------------
                                                                         Life of
Scudder Pathway Series: Growth Portfolio               1-Year   3-Year    Class*
--------------------------------------------------------------------------------
Class A^(b)                Growth of $10,000           $7,532   $12,262  $13,131
                           -----------------------------------------------------
                           Average annual
                           total return               -24.68%    7.03%    5.85%
--------------------------------------------------------------------------------
Class B^(b)                Growth of $10,000           $7,724   $12,524  $13,239
                           -----------------------------------------------------
                           Average annual
                           total return               -22.76%    7.79%    6.03%
--------------------------------------------------------------------------------
Class C^(b)                Growth of $10,000           $7,934   $12,724  $13,439
                           -----------------------------------------------------
                           Average annual
                           total return               -20.66%    8.36%    6.36%
--------------------------------------------------------------------------------
S&P 500 Index (68%),
MSCI EAFE Index (12%),
Lehman Aggregate Bond
Index (15%), Russell 2000
Index (5%)+                Growth of $10,000           $8,115   $12,244  $15,087
                           -----------------------------------------------------
                           Average annual
                           total return               -18.85%    6.98%    9.04%
--------------------------------------------------------------------------------

Performance is historical and does not guarantee future results.

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on November 15, 1996. Index comparisons begin November 30, 1996.

(b) On December 29, 2000, the Portfolio began offering an additional three classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Scudder Pathway Series: Growth Portfolio during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.

(c) The Portfolio's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

+ The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The MSCI EAFE Index is a market-value-weighted measure of stocks of 46 countries. The Lehman Aggregate Bond Index is a market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Shareholders of the Class A, B and C shares of the portfolio will indirectly bear that portfolio's pro rata share of expenses and fees incurred by the underlying Scudder funds in which the portfolio is invested.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Portfolio Summary                                                August 31, 2001
--------------------------------------------------------------------------------


Scudder Pathway Series: Growth Portfolio

--------------------------------------------------------------------------------
 Asset Allocation                                       8/31/01        8/31/00
--------------------------------------------------------------------------------
Money Market                                                --             3%
Fixed Income                                               13%            15%
Equity                                                     87%            82%
--------------------------------------------------------------------------------
                                                          100%           100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Asset Class Ranges                                     8/31/01        8/31/00
--------------------------------------------------------------------------------
Bond Funds                                                5-25%         10-40%
Equity Funds                                             75-95%         60-90%
--------------------------------------------------------------------------------

Asset allocation is subject to change.

For more complete details about the fund's investment portfolio, see page 31. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio                                       as of August 31, 2001
--------------------------------------------------------------------------------

Pathway Conservative Portfolio
                                                      Shares         Value ($)
--------------------------------------------------------------------------------
 Money Market 2.1%
--------------------------------------------------------------------------------
Scudder Cash Investment Trust "S" (Cost
$2,426,062)                                          2,426,062       2,426,062
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Fixed Income 56.7%
--------------------------------------------------------------------------------
Scudder GNMA Fund "S"                                  953,309      14,442,635
Scudder High-Yield Opportunity Fund "S"                106,002       1,004,896
Scudder Income Fund "S"                              3,323,160      42,469,990
Scudder Short-Term Bond Fund "S"                       591,200       6,325,839
--------------------------------------------------------------------------------
Total Fixed Income (Cost $64,566,556)                               64,243,360
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Equity 41.2%
--------------------------------------------------------------------------------
Scudder Capital Growth Fund "S"                        230,267      10,152,466
Scudder Growth and Income Fund "S"                     436,673       9,017,299
Scudder International Fund "S"                          51,694       2,080,170
Scudder Large Company Growth Fund "S"                   88,419       2,224,624
Scudder Large Company Value Fund "S"                   181,973       4,542,039
Scudder S&P 500 Index Fund "S"                       1,236,094      18,689,739
Scudder Small Company Value Fund "S"                        28             591
--------------------------------------------------------------------------------
Total Equity (Cost $55,401,012)                                     46,706,928
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $122,393,630) (a)       113,376,350
--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $123,056,165. At August 31, 2001, net unrealized depreciation for all securities based on tax cost was $9,679,815. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $86,612 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,766,427.

    During the year ended August 31, 2001, purchases and sales of investment securities (excluding money market investments) aggregated $59,803,261 and $40,084,145, respectively.



    The accompanying notes are an integral part of the financial statements.

Investment Portfolio                                       as of August 31, 2001
--------------------------------------------------------------------------------


Pathway Moderate Portfolio
                                                      Shares         Value ($)
--------------------------------------------------------------------------------
 Money Market 0.5%
--------------------------------------------------------------------------------
Scudder Cash Investment Trust "S" (Cost
  $1,459,562)                                        1,459,562       1,459,562
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Fixed Income 37.6%
--------------------------------------------------------------------------------
Scudder GNMA Fund "S"                                1,244,281      18,850,862
Scudder High-Yield Opportunity Fund "S"                282,417       2,677,313
Scudder Income Fund "S"                              5,794,853      74,058,216
Scudder Short-Term Bond Fund "S"                       515,593       5,516,849
--------------------------------------------------------------------------------
Total Fixed Income (Cost $99,902,334)                              101,103,240
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Equity 61.9%
--------------------------------------------------------------------------------
Scudder 21st Century Growth Fund "S"                   233,283       3,828,177
Scudder Capital Growth Fund "S"                      1,339,457      59,056,665
Scudder Emerging Markets Growth Fund "S"                 1,284          11,475
Scudder Growth and Income Fund "S"                   2,634,872      54,410,110
Scudder International Fund "S"                         478,505      19,255,026
Scudder Large Company Growth Fund "S"                  118,727       2,987,171
Scudder Large Company Value Fund "S"                   132,841       3,315,707
Scudder S&P 500 Index Fund "S"                         992,395      15,005,005
Scudder Select 500 Fund "S"                            337,011       3,767,784
Scudder Small Company Stock Fund "S"                     7,747         140,757
Scudder Small Company Value Fund "S"                   199,365       4,232,509
--------------------------------------------------------------------------------
Total Equity (Cost $196,267,011)                                   166,010,386
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $297,628,907) (a)       268,573,188
--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $300,009,008. At August 31, 2001, net unrealized depreciation for all securities based on tax cost was $31,435,820. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $716,970 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $32,152,790.

    During the year ended August 31, 2001, purchases and sales of investment securities (excluding money market investments) aggregated $217,540,209 and $145,120,924, respectively.


    The accompanying notes are an integral part of the financial statements.

Investment Portfolio                                       as of August 31, 2001
--------------------------------------------------------------------------------


Pathway Growth Portfolio
                                                      Shares         Value ($)
--------------------------------------------------------------------------------
 Money Market 0.4%
--------------------------------------------------------------------------------
Scudder Cash Investment Trust "S" (Cost
  $1,029,211)                                        1,029,211       1,029,211
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Fixed Income 12.5%
--------------------------------------------------------------------------------
Scudder Emerging Markets Income Fund "S"                 1,137           8,892
Scudder GNMA Fund "S"                                  781,130      11,834,125
Scudder High-Yield Opportunity Fund "S"                264,132       2,503,975
Scudder Income Fund "S"                              1,203,896      15,385,795
--------------------------------------------------------------------------------
Total Fixed Income (Cost $29,225,816)                               29,732,787
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Equity 87.1%
--------------------------------------------------------------------------------
Scudder 21st Century Growth Fund "S"                   356,256       5,846,158
Scudder Capital Growth Fund "S"                        327,420      14,435,940
Scudder Emerging Markets Growth Fund "S"               258,491       2,310,907
Scudder Global Fund "S"                                    328           7,585
Scudder Growth and Income Fund "S"                     824,234      17,020,435
Scudder International Fund "S"                         679,495      27,342,892
Scudder Large Company Growth Fund "S"                1,714,153      43,128,098
Scudder Large Company Value Fund "S"                 1,836,839      45,847,510
Scudder S&P 500 Index Fund "S"                       2,956,715      44,705,531
Scudder Small Company Stock Fund "S"                   344,677       6,262,777
--------------------------------------------------------------------------------
Total Equity (Cost $244,159,959)                                   206,907,833
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $274,414,986) (a)       237,669,831
--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $276,807,094. At August 31, 2001, net unrealized depreciation for all securities based on tax cost was $39,137,263. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $265,573 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $39,402,836.

    During the year ended August 31, 2001, purchases and sales of investment securities (excluding money market investments) aggregated $107,795,817 and $69,240,000, respectively.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 Statements of Assets and Liabilities as of August 31, 2001
--------------------------------------------------------------------------------

                                   Conservative      Moderate         Growth
Assets                              Portfolio        Portfolio       Portfolio
--------------------------------------------------------------------------------
Investments in securities, at
value (for cost, see
accompanying investment
portfolios)                      $   113,376,350 $   268,573,188  $  237,669,831
--------------------------------------------------------------------------------
Receivable for Portfolio shares
sold                                      38,379         406,419         638,578
--------------------------------------------------------------------------------
Total assets                         113,414,729     268,979,607     238,308,409
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for Portfolio shares
redeemed                                 535,842         592,202       1,182,622
--------------------------------------------------------------------------------
Other accrued expenses and
payables                                   4,552          16,763          18,209
--------------------------------------------------------------------------------
Total liabilities                        540,394         608,965       1,200,831
--------------------------------------------------------------------------------
Net assets, at value             $   112,874,335 $   268,370,642  $  237,107,578
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment
income                                   638,395       1,039,364       1,686,363
--------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) on investments        (9,017,280)    (29,055,719)    (36,745,155)
--------------------------------------------------------------------------------
Accumulated net realized gain
(loss)                               (2,790,991)    (10,502,938)       2,402,047
--------------------------------------------------------------------------------
Paid-in capital                      124,044,211     306,889,935     269,764,323
--------------------------------------------------------------------------------
Net assets, at value             $   112,874,335 $   268,370,642  $  237,107,578
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statements of Assets and Liabilities as of August 31, 2001 (continued)
--------------------------------------------------------------------------------
                                     Conservative    Moderate          Growth
Net Asset Value                       Portfolio      Portfolio        Portfolio
--------------------------------------------------------------------------------
Class AARP

Net assets applicable to shares
outstanding                        $   60,238,096  $    4,283,148  $  91,546,690
--------------------------------------------------------------------------------
Shares outstanding of beneficial
interest, $.01 par value,
unlimited number of shares
authorized                              5,321,686         398,162      7,254,213
--------------------------------------------------------------------------------
Net Asset Value, offering and
redemption price per share         $        11.32  $        10.76  $       12.62
--------------------------------------------------------------------------------
Class S

Net assets applicable to shares
outstanding                            42,012,878     238,212,338    115,120,230
--------------------------------------------------------------------------------
Shares outstanding of beneficial
interest, $.01 par value,
unlimited number of shares
authorized                              3,712,453      22,136,356      9,121,243
--------------------------------------------------------------------------------
Net Asset Value, offering and
redemption price per share         $        11.32  $        10.76  $       12.62
--------------------------------------------------------------------------------
Class A

Net assets applicable to shares
outstanding                             7,677,153      15,060,956     18,265,825
--------------------------------------------------------------------------------
Shares outstanding of beneficial
interest, $.01 par value,
unlimited number of shares
authorized                                678,670       1,398,861      1,448,836
--------------------------------------------------------------------------------
Net Asset Value and redemption
price per share                    $        11.31  $        10.77  $       12.61
--------------------------------------------------------------------------------
Maximum offering price per share
(100 / 94.25 of net asset value)   $        12.00  $        11.43  $       13.38
--------------------------------------------------------------------------------
Class B

Net assets applicable to shares
outstanding                             1,719,960       8,228,941      9,242,799
--------------------------------------------------------------------------------
Shares outstanding of beneficial
interest, $.01 par value,
unlimited number of shares
authorized                                152,043         764,836        736,410
--------------------------------------------------------------------------------
Net Asset Value, offering and
redemption price (subject to
contingent deferred sales charge)
per share                          $        11.31  $        10.76  $       12.55
--------------------------------------------------------------------------------
Class C

Net assets applicable to shares
outstanding                             1,226,248       2,585,259      2,932,034
--------------------------------------------------------------------------------
Shares outstanding of beneficial
interest, $.01 par value,
unlimited number of shares
authorized                                108,441         240,282        233,550
--------------------------------------------------------------------------------
Net Asset Value, offering and
redemption price (subject to
contingent deferred sales charge)
per share                          $        11.31  $        10.76  $       12.55
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statements of Operations for the year ended August 31, 2001
--------------------------------------------------------------------------------

                                   Conservative      Moderate          Growth
Investment Income                   Portfolio        Portfolio        Portfolio
--------------------------------------------------------------------------------
Income:

Income distributions from
Underlying Funds                 $     4,150,923 $     7,085,697  $    3,391,551
--------------------------------------------------------------------------------
Expenses:

Distribution services fees                19,834          62,521          75,717
--------------------------------------------------------------------------------
Net investment income                  4,131,089       7,023,176       3,315,834
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investment Transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from
investments                          (4,182,514)    (17,792,839)     (6,322,742)
--------------------------------------------------------------------------------
Capital gain distributions from
Underlying Funds                       1,711,998       8,979,503      10,458,255
--------------------------------------------------------------------------------
                                     (2,470,516)     (8,813,336)       4,135,513
--------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) during the period
on investments                       (6,281,660)    (39,196,251)    (56,819,730)
--------------------------------------------------------------------------------
Net gain (loss) on investment
transactions                         (8,752,176)    (48,009,587)    (52,684,217)
--------------------------------------------------------------------------------
Net increase (decrease) in net
assets resulting from operations $   (4,621,087) $  (40,986,411)  $ (49,368,383)
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets -- Pathway Conservative Portfolio
--------------------------------------------------------------------------------

                                                      Years Ended August 31,

Increase (Decrease) in Net Assets                      2001             2000
--------------------------------------------------------------------------------
Operations:

Net investment income                            $     4,131,089  $    1,506,351
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                         (2,470,516)         226,473
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period            (6,281,660)         297,128
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                      (4,621,087)       2,029,952
--------------------------------------------------------------------------------
Distributions to shareholders from:

Net investment income:

  Class AARP                                         (2,162,732)              --
--------------------------------------------------------------------------------
  Class S                                            (1,757,775)     (1,501,999)
--------------------------------------------------------------------------------
  Class A                                               (70,899)              --
--------------------------------------------------------------------------------
  Class B                                               (21,653)              --
--------------------------------------------------------------------------------
  Class C                                               (11,844)              --
--------------------------------------------------------------------------------
Net realized gains:

  Class AARP                                            (75,118)              --
--------------------------------------------------------------------------------
  Class S                                               (41,230)       (496,165)
--------------------------------------------------------------------------------
Portfolio share transactions:

Proceeds from shares sold                             56,419,134      10,993,069
--------------------------------------------------------------------------------
Shares issued in tax-free reorganizations             76,126,974              --
--------------------------------------------------------------------------------
Reinvestment of distributions                          3,728,519       1,971,501
--------------------------------------------------------------------------------
Cost of shares redeemed                             (43,163,623)    (12,699,741)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from
Portfolio share transactions                          93,111,004         264,829
--------------------------------------------------------------------------------
Increase (decrease) in net assets                     84,348,666         296,617
--------------------------------------------------------------------------------
Net assets at beginning of period                     28,525,669      28,229,052
--------------------------------------------------------------------------------
Net assets at end of period (including
undistributed net investment income of $638,395
and $437,452, respectively)                      $   112,874,335  $   28,525,669
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets -- Pathway Moderate Portfolio
--------------------------------------------------------------------------------

                                                      Years Ended August 31,

Increase (Decrease) in Net Assets                      2001             2000
--------------------------------------------------------------------------------
Operations:

Net investment income                            $     7,023,176  $    8,556,951
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                         (8,813,336)      22,881,867
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period           (39,196,251)       6,039,371
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                     (40,986,411)      37,478,189
--------------------------------------------------------------------------------
Distributions to shareholders from:

Net investment income:

  Class AARP                                            (82,727)              --
--------------------------------------------------------------------------------
  Class S                                            (8,254,973)     (9,014,342)
--------------------------------------------------------------------------------
  Class A                                              (130,245)              --
--------------------------------------------------------------------------------
  Class B                                               (47,009)              --
--------------------------------------------------------------------------------
  Class C                                               (17,914)              --
--------------------------------------------------------------------------------
Net realized gains:

  Class AARP                                           (268,095)              --
--------------------------------------------------------------------------------
  Class S                                           (21,863,077)    (12,447,102)
--------------------------------------------------------------------------------
Portfolio share transactions:

Proceeds from shares sold                            127,196,136     108,535,744
--------------------------------------------------------------------------------
Shares issued in tax-free reorganization               7,026,721              --
--------------------------------------------------------------------------------
Reinvestment of distributions                         29,601,993      21,360,904
--------------------------------------------------------------------------------
Cost of shares redeemed                             (81,482,183)   (135,571,896)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from
Portfolio share transactions                          82,342,667     (5,675,248)
--------------------------------------------------------------------------------
Increase (decrease) in net assets                     10,692,216      10,341,497
--------------------------------------------------------------------------------
Net assets at beginning of period                    257,678,426     247,336,929
--------------------------------------------------------------------------------
Net assets at end of period (including
undistributed net investment income of
$1,039,364 and $1,959,085, respectively)         $   268,370,642  $  257,678,426
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets -- Pathway Growth Portfolio
--------------------------------------------------------------------------------

                                                      Years Ended August 31,

Increase (Decrease) in Net Assets                      2001            2000
--------------------------------------------------------------------------------
Operations:

Net investment income                            $     3,315,834  $    1,985,332
--------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                           4,135,513      12,785,592
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period           (56,819,730)       8,896,681
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                     (49,368,383)      23,667,605
--------------------------------------------------------------------------------
Distributions to shareholders from:

Net investment income:

  Class AARP                                         (1,005,801)              --
--------------------------------------------------------------------------------
  Class S                                            (2,691,767)     (1,933,519)
--------------------------------------------------------------------------------
Net realized gains:

  Class S                                           (11,744,456)     (5,886,277)
--------------------------------------------------------------------------------
Portfolio share transactions:

Proceeds from shares sold                            115,291,199      59,261,130
--------------------------------------------------------------------------------
Shares issued in tax-free reorganizations            140,470,034              --
--------------------------------------------------------------------------------
Reinvestment of distributions                         15,352,227       7,810,433
--------------------------------------------------------------------------------
Cost of shares redeemed                             (97,107,714)    (49,103,823)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from
Portfolio share transactions                         174,005,746      17,967,740
--------------------------------------------------------------------------------
Increase (decrease) in net assets                    109,195,339      33,815,549
--------------------------------------------------------------------------------
Net assets at beginning of period                    127,912,239      94,096,690
--------------------------------------------------------------------------------
Net assets at end of period (including
undistributed net investment income of
$1,686,363 and $1,688,915, respectively)         $   237,107,578  $  127,912,239
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

Conservative Portfolio: Class A

--------------------------------------------------------------------------------
                                                                         2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $11.93
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                          .27
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     (.69)
--------------------------------------------------------------------------------
  Total from investment operations                                       (.42)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                  (.20)
--------------------------------------------------------------------------------
Net asset value, end of period                                         $11.31
--------------------------------------------------------------------------------
Total Return (%)^c                                                      (3.51)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      8
--------------------------------------------------------------------------------
Ratio of expenses (%)^d                                                  0.25*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                3.43*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                40
--------------------------------------------------------------------------------

^a For the period from December 29, 2000 (commencement of sales of Class A shares) to August 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of sales charges.

^d The Portfolio does not directly bear any fees or expenses other than distribution/service fee. However the Portfolio's shareholders will indirectly bear the Portfolio's pro rata share of fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

*    Annualized

**   Not annualized

Conservative Portfolio: Class B

--------------------------------------------------------------------------------
                                                                         2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $11.93
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                          .23
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     (.69)
--------------------------------------------------------------------------------
  Total from investment operations                                       (.46)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                  (.16)
--------------------------------------------------------------------------------
Net asset value, end of period                                         $11.31
--------------------------------------------------------------------------------
Total Return (%)^c                                                      (3.87)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      2
--------------------------------------------------------------------------------
Ratio of expenses (%)d                                                   1.00*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                2.68*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                40
--------------------------------------------------------------------------------

^a For the period from December 29, 2000 (commencement of sales of Class B shares) to August 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of sales charges.

^d The Portfolio does not directly bear any fees or expenses other than distribution/service fee. However the Portfolio's shareholders will indirectly bear the Portfolio's pro rata share of fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

*    Annualized

**   Not annualized

Conservative Portfolio: Class C

--------------------------------------------------------------------------------
                                                                         2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $11.93
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                          .23
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions     (.69)
--------------------------------------------------------------------------------
  Total from investment operations                                       (.46)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                  (.16)
--------------------------------------------------------------------------------
Net asset value, end of period                                         $11.31
--------------------------------------------------------------------------------
Total Return (%)^c                                                      (3.87)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      1
--------------------------------------------------------------------------------
Ratio of expenses (%)d                                                   1.00*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                2.68*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                40
--------------------------------------------------------------------------------

^a For the period from December 29, 2000 (commencement of sales of Class C shares) to August 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of sales charges.

^d The Portfolio does not directly bear any fees or expenses other than distribution/service fee. However the Portfolio's shareholders will indirectly bear the Portfolio's pro rata share of fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

*    Annualized

**   Not annualized

Moderate Portfolio: Class A

--------------------------------------------------------------------------------
                                                                         2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $12.04
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                          .17
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (1.31)
--------------------------------------------------------------------------------
  Total from investment operations                                      (1.14)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                  (.13)
--------------------------------------------------------------------------------
Net asset value, end of period                                         $10.77
--------------------------------------------------------------------------------
Total Return (%)^c                                                      (9.47)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     15
--------------------------------------------------------------------------------
Ratio of expenses (%)^d                                                   .25*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                2.26*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                58
--------------------------------------------------------------------------------

^a For the period from December 29, 2000 (commencement of sales of Class A shares) to August 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of sales charges.

^d The Portfolio does not directly bear any fees or expenses other than distribution/service fee. However the Portfolio's shareholders will indirectly bear the Portfolio's pro rata share of fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

*    Annualized

**   Not annualized

Moderate Portfolio: Class B

--------------------------------------------------------------------------------
                                                                         2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $12.04
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                          .13
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (1.32)
--------------------------------------------------------------------------------
  Total from investment operations                                      (1.19)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                  (.09)
--------------------------------------------------------------------------------
Net asset value, end of period                                         $10.76
--------------------------------------------------------------------------------
Total Return (%)^c                                                      (9.89)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      8
--------------------------------------------------------------------------------
Ratio of expenses (%)^d                                                  1.00*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                1.51*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                58
--------------------------------------------------------------------------------

^a For the period from December 29, 2000 (commencement of sales of Class B shares) to August 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of sales charges.

^d The Portfolio does not directly bear any fees or expenses other than distribution/service fee. However the Portfolio's shareholders will indirectly bear the Portfolio's pro rata share of fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

*    Annualized

**   Not annualized

Moderate Portfolio: Class C

--------------------------------------------------------------------------------
                                                                         2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $12.04
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                          .13
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (1.32)
--------------------------------------------------------------------------------
  Total from investment operations                                      (1.19)
--------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                  (.09)
--------------------------------------------------------------------------------
Net asset value, end of period                                         $10.76
--------------------------------------------------------------------------------
Total Return (%)^c                                                      (9.89)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      3
--------------------------------------------------------------------------------
Ratio of expenses (%)^d                                                  1.00*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                1.51*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                58
--------------------------------------------------------------------------------

^a For the period from December 29, 2000 (commencement of sales of Class C shares) to August 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of sales charges.

^d The Portfolio does not directly bear any fees or expenses other than distribution/service fee. However the Portfolio's shareholders will indirectly bear the Portfolio's pro rata share of fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

*    Annualized

**   Not annualized

Growth Portfolio: Class A

--------------------------------------------------------------------------------
                                                                         2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $14.55
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                          .08
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (2.02)
--------------------------------------------------------------------------------
  Total from investment operations                                      (1.94)
--------------------------------------------------------------------------------
Net asset value, end of period                                         $12.61
--------------------------------------------------------------------------------
Total Return (%)^c                                                     (13.33)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                     18
--------------------------------------------------------------------------------
Ratio of expenses (%)^d                                                   .25*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 .81*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                29
--------------------------------------------------------------------------------

^a For the period from December 29, 2000 (commencement of sales of Class A shares) to August 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of sales charges.

^d The Portfolio does not directly bear any fees or expenses other than distribution/service fee. However the Portfolio's shareholders will indirectly bear the Portfolio's pro rata share of fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

*    Annualized

**   Not annualized

Growth Portfolio: Class B

--------------------------------------------------------------------------------
                                                                         2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $14.55
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                          .03
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (2.03)
--------------------------------------------------------------------------------
  Total from investment operations                                      (2.00)
--------------------------------------------------------------------------------
Net asset value, end of period                                         $12.55
--------------------------------------------------------------------------------
Total Return (%)^c                                                     (13.75)*
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      9
--------------------------------------------------------------------------------
Ratio of expenses (%)^d                                                  1.00*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 .06*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                29
--------------------------------------------------------------------------------

^a For the period from December 29, 2000 (commencement of sales of Class B shares) to August 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of sales charges.

^d The Portfolio does not directly bear any fees or expenses other than distribution/service fee. However the Portfolio's shareholders will indirectly bear the Portfolio's pro rata share of fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

*    Annualized

**   Not annualized

Growth Portfolio: Class C

--------------------------------------------------------------------------------
                                                                         2001^a
--------------------------------------------------------------------------------

Selected Per Share Data
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $14.55
--------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)^b                                          .03
--------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions    (2.03)
--------------------------------------------------------------------------------
  Total from investment operations                                      (2.00)
--------------------------------------------------------------------------------
Net asset value, end of period                                         $12.55
--------------------------------------------------------------------------------
Total Return (%)^c                                                     (13.75)*
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                      3
--------------------------------------------------------------------------------
Ratio of expenses (%)^d                                                  1.00*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 .06*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                29
--------------------------------------------------------------------------------

^a For the period from December 29, 2000 (commencement of sales of Class C shares) to August 31, 2001.

^b   Based on average shares outstanding during the period.

^c   Total return does not reflect the effect of sales charges.

^d The Portfolio does not directly bear any fees or expenses other than distribution/service fee. However the Portfolio's shareholders will indirectly bear the Portfolio's pro rata share of fees and expenses incurred by the Underlying Scudder Funds in which the Portfolio is invested.

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

The Conservative, Moderate (formerly Balanced) and Growth Portfolios (the "Portfolios") are each a diversified series of Scudder Pathway Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The series is composed of three separate diversified portfolios. These portfolios invest primarily in existing Scudder Funds (the "Underlying Scudder Funds"). Each Underlying Scudder Funds accounting policies are outlined in the Underlying Scudder Funds financial statements and are available upon request.

On September 25, 2000, Conservative Portfolio and Growth Portfolio commenced offering multiple classes of shares and on October 2, 2000, Moderate Portfolio commenced offering multiple classes of shares. Existing shares of each Portfolio were redesignated as Class S and each Portfolio commenced offering Class AARP. In addition, on December 29, 2000, each Portfolio commenced offering additional classes: Class A, Class B and Class C. The five classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are especially designed for members of AARP and are not subject to initial or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges. After December 29, 2000, Class S shares are generally not available to new investors. Certain detailed information for the Class AARP and Class S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class. Differences in class expenses may result in payment of different per share dividends by class. All shares of each Portfolio have equal rights with respect to voting subject to class-specific arrangements.

The Portfolios' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by each Portfolio in the preparation of its financial statements.

Security Valuation. Investments in the Underlying Scudder Funds are valued at the net asset value per share of each Underlying Scudder Fund as of the close of regular trading on the New York Stock Exchange. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Federal Income Taxes. Each Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Each Portfolio is treated as a single corporate taxpayer. Accordingly, the Portfolios paid no federal income taxes and no federal income tax provision was required.

At August 31, 2001, the Conservative Portfolio had a net tax basis capital loss carryforward of approximately $889,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2009 ($886,000) and August 31, 2008 ($3,000), the respective expiration dates or whichever occurs first.

In addition, from November 1, 2000 through August 31, 2001, the Conservative Portfolio incurred approximately $1,240,000 of net realized capital losses. As permitted by tax regulations the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2002.

At August 31, 2001, the Moderate Portfolio had a net tax basis capital loss carryforward of approximately $953,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2009 ($946,000) and August 31, 2008 ($7,000), the respective expiration dates or whichever occurs first.

In addition, from November 1, 2000 through August 31, 2001 the Moderate Portfolio incurred approximately $7,170,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2002.

Distribution of Income and Gains. Distributions of net investment income from Conservative and Moderate Portfolios, if any, are made quarterly. Distributions of net investment income from Growth Portfolio are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually. An additional distribution may be made to the extent necessary to avoid payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

Other. Investment transactions are accounted for on the trade date. Income is recorded on the accrual basis. Distributions of income and capital gains from the Underlying Scudder Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Related Parties

Prior to the implementation of each underlying fund's Administrative Services Agreement, the Special Servicing Agreement (the "Service Agreement") was entered into by Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), the Underlying Scudder Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation, Scudder Investor Services, Inc., Scudder Trust Company and the Portfolios. Under the Service Agreement, the Advisor arranged for all services pertaining to the operations of the Portfolios. If the Trustees determined that the aggregate expenses of a Portfolio were less than the estimated savings to the Underlying Scudder Funds from the operation of such Portfolio, each of the Underlying Scudder Funds incurred those expenses in proportion to the average daily value of its shares owned by the respective Portfolio. Consequently, no Underlying Scudder Funds carried expenses that were in excess of the estimate of savings to the respective Underlying Funds. These estimated savings resulted from the elimination of separate shareholder accounts which either currently were or had the potential to be invested in the Underlying Scudder Funds. In the event that the financial benefits to the Underlying Scudder Funds did not exceed aggregate expenses of any Portfolio, the Advisor paid certain costs on behalf of the respective Portfolio. In accordance with the Servicing Agreement, no expenses were charged to the Portfolios during the period. The Servicing Agreement terminated upon implementation of an Administrative Agreement by each Portfolio and each applicable Underlying Fund.

Administrative Fee. Effective September 25, 2000 for the Conservative Portfolio and Growth Portfolio and October 2, 2000 for the Moderate Portfolio, as approved by the Portfolio's Board of Trustees, each Portfolio adopted an Administrative Agreement, (the "Administrative Agreement") with ZSI. Under the Administrative

Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by each Portfolio. There is currently no fee payable by each such class of each Portfolio under the Administrative Agreements.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to each Portfolio under the Administrative Agreements. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for each Portfolio and maintains the accounting records of each Portfolio. Scudder Service Corporation and Scudder Investments Service Company, also subsidiaries of ZSI, are the transfer, shareholder service and dividend-paying agent for the shares of each Portfolio. In addition, other service providers not affiliated with ZSI provide certain services (i.e., custody, legal, audit) to each Portfolio under the Administrative Agreement. ZSI will pay the service providers for the provision of their services to each Portfolio and will pay other Portfolio expenses, including insurance, registration, printing, postage and other costs.

The Portfolios do not invest in the Underlying Scudder Funds for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying Fund's net assets. At August 31, 2001, the Moderate Portfolio held the following Underlying Funds' outstanding shares: approximately 9% of the Scudder Select 500 Fund and approximately 6% of the Scudder Income Fund. At August 31, 2001, the Growth Portfolio held the following Underlying Funds' outstanding shares: approximately 5% of the Scudder Emerging Markets Growth Fund, 5% of the Scudder Large Company Growth Fund, 7% of the Scudder Small Company Stock Fund and 5% of the Scudder S&P 500 Index Fund. At August 31, 2001, the Conservative Portfolio did not hold more than 5% of the Underlying Funds' outstanding shares.

Distribution Service Agreement. In accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period December 29, 2000 (commencement of operations) through August 31, 2001, the Distribution Fees are as follows:

                                                      Total          Unpaid at
Distribution Fees                                   Aggregated   August 31, 2001
--------------------------------------------------------------------------------
Conservative Portfolio
--------------------------------------------------------------------------------
Class B                                          $      6,236     $      1,194
--------------------------------------------------------------------------------
Class C                                                 3,704              842
--------------------------------------------------------------------------------
                                                 $      9,940     $      2,036
--------------------------------------------------------------------------------

                                                      Total          Unpaid at
Distribution Fees                                   Aggregated   August 31, 2001
--------------------------------------------------------------------------------
Moderate Portfolio
--------------------------------------------------------------------------------
Class B                                          $     26,813     $      5,109
--------------------------------------------------------------------------------
Class C                                                 8,374            1,657
--------------------------------------------------------------------------------
                                                 $     35,187     $      6,766
--------------------------------------------------------------------------------
Growth Portfolio
--------------------------------------------------------------------------------
Class B                                                32,845            6,356
--------------------------------------------------------------------------------
Class C                                                 9,817            2,047
--------------------------------------------------------------------------------
                                                 $     42,662     $      8,403
--------------------------------------------------------------------------------


SDI also provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for the class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the period December 29, 2000 (commencement of sales) through August 31, 2001, the Administrative Services Fees were as follows:

                                                    Total          Unpaid at
Service Fees                                      Aggregated   August 31, 2001
--------------------------------------------------------------------------------
Conservative Portfolio
--------------------------------------------------------------------------------
Class A                                          $      6,580     $      1,680
--------------------------------------------------------------------------------
Class B                                                 2,079              386
--------------------------------------------------------------------------------
Class C                                                 1,235              274
--------------------------------------------------------------------------------
                                                 $      9,894     $      2,340
--------------------------------------------------------------------------------
Moderate Portfolio
--------------------------------------------------------------------------------
Class A                                                15,605            3,142
--------------------------------------------------------------------------------
Class B                                                 8,938            1,674
--------------------------------------------------------------------------------
Class C                                                 2,791              546
--------------------------------------------------------------------------------
                                                 $     27,334     $      5,362
--------------------------------------------------------------------------------
Growth Portfolio
--------------------------------------------------------------------------------
Class A                                                18,835            4,146
--------------------------------------------------------------------------------
Class B                                                10,948            2,108
--------------------------------------------------------------------------------
Class C                                                 3,272              681
--------------------------------------------------------------------------------
                                                 $     33,055     $      6,935
--------------------------------------------------------------------------------

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the period December 29, 2000 (commencement of sales) through August 31, 2001 for the Conservative, Moderate and Growth Portfolios aggregated $562, $3,536 and $3,150, respectively.

In addition, SDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period December 29, 2000 (commencement of operations) to August 31, 2001, CDSC fees for Class B and Class C aggregated $1,162, $10,158 and $13,605, respectively for the Conservative, Moderate and Growth Portfolios.

C. Lines of Credit

The Portfolios and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Portfolios may borrow up to a maximum of 33% of their net assets under the agreement.

D. Reorganization

ZSI initiated a restructuring program to reorganize and combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposed to streamline the management and operations of most of the funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds.

E. Acquisition of Assets

On September 22, 2000, the Scudder Pathway Growth Portfolio acquired all the net assets of AARP Diversified Growth Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 8,775,379 shares of the Pathway Growth Portfolio (valued at $134,438,805) for 7,676,616 shares of AARP Diversified Growth Fund outstanding on September 22, 2000. AARP Diversified Growth Fund's net assets at that date ($134,438,805), including $3,622,666 of unrealized appreciation, were combined with those of the Pathway Growth Portfolio. The aggregate net assets of the Pathway Growth Portfolio immediately before the acquisition were $123,169,202. The combined net assets of the Portfolio immediately following the acquisition were $257,608,007.

In addition, also on September 22, 2000, the Scudder Pathway Conservative Portfolio acquired all the net assets of the AARP Diversified Income with Growth Portfolio pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 6,227,714 shares of the Pathway Conservative Portfolio (valued at $75,728,998) for 4,910,097 shares of the AARP Diversified Income with Growth Portfolio outstanding at September 22, 2000. AARP Diversified Income with Growth Portfolio's net assets at that date ($75,728,998) including $2,027,100 of unrealized depreciation, were combined with those of the Pathway Conservative Portfolio. The aggregate net assets of the Pathway Conservative Portfolio immediately before the acquisition were $28,381,617. The combined net assets of the Portfolio immediately following the acquisition were $104,110,615.

On April 6, 2001, the Scudder Pathway Growth Portfolio acquired all the net assets of the Farmers Growth Portfolio pursuant to a plan of reorganization approved by the shareholders on November 9, 2000. The acquisition was accomplished by a tax-free exchange of 224,590 shares of the Pathway Growth Portfolio -- Class A and 250,898 shares of the Pathway Growth Portfolio -- Class B for 275,767 shares of Farmers Growth Portfolio -- Class A and 310,289 shares of Farmers Growth Portfolio -- Class B, respectively, outstanding on April 6, 2001. Farmers Growth Portfolio's net assets at that date ($6,031,229), including $621,094 of unrealized depreciation, were combined with those of the Pathway Growth Portfolio. The aggregate net assets of the Pathway Growth Portfolio before the acquisition were $234,976,082. The combined net assets of the Portfolio immediately following the acquisition were $241,007,311.

On April 6, 2001, the Scudder Pathway Conservative Portfolio acquired all the net assets of the Farmers Income Portfolio pursuant to a plan of reorganization approved by the shareholders on November 9, 2000. The acquisition was accomplished by a tax-free exchange of 31,581 shares of the Pathway Conservative -- Class A and 3,667 shares of the Pathway Conservative Portfolio -- Class B for 30,692 shares of Farmers Income Portfolio -- Class A and 3,573 shares of Farmers Income Portfolio -- Class B, respectively, outstanding on April 6, 2001. Farmers

Income Portfolio's net assets at that date ($397,976), including $4,613 of unrealized appreciation, were combined with those of the Pathway Conservative Portfolio. The aggregate net assets of the Pathway Conservative Portfolio before the acquisition were $107,930,517. The combined net assets of the Portfolio immediately following the acquisition were $108,328,493.

On April 6, 2001, the Scudder Pathway Moderate Portfolio acquired all the net assets of the Farmers Income with Growth Portfolio, the Farmers Balanced Portfolio and the Farmers Growth with Income Portfolio pursuant to a plan of reorganization approved by the shareholders on November 9, 2000. The acquisition was accomplished by a tax-free exchange of 295,403 shares of the Pathway Moderate Portfolio -- Class A and 350,992 shares of the Pathway Moderate Portfolio -- Class B for 67,931 shares of the Farmers Income with Growth Portfolio -- Class A, 96,457 shares of the Farmers Balanced Portfolio -- Class A, 119,633 shares of the Farmers Growth with Income Portfolio -- Class A, 51,208 shares of the Farmers Income with Growth Portfolio -- Class B, 121,230 shares of the Farmers Balanced Portfolio -- Class B and 169,077 shares of the Farmers Growth with Income Portfolio -- Class B, respectively, outstanding on April 6, 2001. Farmers Income with Growth Portfolios, Farmers Balanced and Farmers Growth with Income net assets ($1,441,126, $2,489,242 and $3,096,353, respectively), including $14,816, $90,781 and $170,987, respectively, of unrealized depreciation, were combined with those of the Pathway Moderate Portfolio. The aggregate net assets of the Pathway Moderate Portfolio before the acquisition were $257,111,118. The combined net assets of the Portfolio immediately following the acquisition were $264,137,839.

F. Share Transactions

Pathway Conservative Portfolio

The following table summarizes share and dollar activity in the Portfolio:

                    Year Ended August 31, 2001      Year Ended August 31, 2000
--------------------------------------------------------------------------------

                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------

Shares sold
--------------------------------------------------------------------------------
Class AARP*           396,167    $  4,665,757              --     $         --
--------------------------------------------------------------------------------
Class S**           2,171,838      25,920,923         898,481       10,993,069
--------------------------------------------------------------------------------
Class A***          1,371,683      16,117,872              --               --
--------------------------------------------------------------------------------
Class B***            557,637       6,595,340              --               --
--------------------------------------------------------------------------------
Class C***            264,657       3,119,242              --               --
--------------------------------------------------------------------------------
                                 $ 56,419,134                     $ 10,993,069
--------------------------------------------------------------------------------

                    Year Ended August 31, 2001      Year Ended August 31, 2000
--------------------------------------------------------------------------------

                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------
Shares issued in tax-free reorganizations
--------------------------------------------------------------------------------
Class AARP*         6,227,714    $ 75,728,998              --     $         --
--------------------------------------------------------------------------------
Class A***             31,581         356,540              --               --
--------------------------------------------------------------------------------
Class B***              3,667          41,436              --               --
--------------------------------------------------------------------------------
                                 $ 76,126,974                     $         --
--------------------------------------------------------------------------------

Shares issued to shareholders in reinvestment of distributions
--------------------------------------------------------------------------------
Class AARP*           158,139    $  1,847,149              --     $         --
--------------------------------------------------------------------------------
Class S**             151,036       1,777,025         161,702        1,971,501
--------------------------------------------------------------------------------
Class A***              6,174          70,880              --               --
--------------------------------------------------------------------------------
Class B***              1,884          21,623              --               --
--------------------------------------------------------------------------------
Class C***              1,031          11,842              --               --
--------------------------------------------------------------------------------
                                 $  3,728,519                     $  1,971,501
--------------------------------------------------------------------------------

Shares redeemed
--------------------------------------------------------------------------------
Class AARP*        (1,460,334)    $(17,286,659)             --    $         --
--------------------------------------------------------------------------------
Class S**            (898,497)    (10,565,870)     (1,040,207)     (12,699,741)
--------------------------------------------------------------------------------
Class A***           (730,768)     (8,603,521)              --              --
--------------------------------------------------------------------------------
Class B***           (411,145)     (4,854,102)              --              --
--------------------------------------------------------------------------------
Class C***           (157,247)     (1,853,471)              --              --
--------------------------------------------------------------------------------
                                  $(43,163,623)                    $(12,699,741)
--------------------------------------------------------------------------------

Net increase (decrease)
--------------------------------------------------------------------------------
Class AARP*         5,321,686    $ 64,955,245              --     $         --
--------------------------------------------------------------------------------
Class S**           1,424,377      17,132,078          19,976          264,829
--------------------------------------------------------------------------------
Class A***            678,670       7,941,771              --               --
--------------------------------------------------------------------------------
Class B***            152,043       1,804,297              --               --
--------------------------------------------------------------------------------
Class C***            108,441       1,277,613              --               --
--------------------------------------------------------------------------------
                                 $ 93,111,004                     $    264,829
--------------------------------------------------------------------------------

*    For the period  from  September  25, 2000  (commencement  of sales of Class
     AARP) to August 31, 2001.

** On September 25, 2000, existing shares of the Portfolio were redesignated as Class S.

*** For the period from December 29, 2000 (commencement of sales of Class A, B and C) to August 31, 2001.

Pathway Moderate Portfolio

The following table summarizes share and dollar activity in the Portfolio:

                    Year Ended August 31, 2001      Year Ended August 31, 2000
--------------------------------------------------------------------------------

                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------

Shares sold
--------------------------------------------------------------------------------
Class AARP*           572,276    $  7,088,419              --     $         --
--------------------------------------------------------------------------------
Class S**           7,960,436      95,708,631       7,833,193      108,535,744
--------------------------------------------------------------------------------
Class A***          1,335,819      15,401,908              --               --
--------------------------------------------------------------------------------
Class B***            492,583       5,662,174              --               --
--------------------------------------------------------------------------------
Class C***            289,687       3,335,004              --               --
--------------------------------------------------------------------------------
                                 $127,196,136                     $108,535,744
--------------------------------------------------------------------------------

Shares issued in tax-free reorganization
--------------------------------------------------------------------------------
Class A***            295,403    $  3,207,970              --     $         --
--------------------------------------------------------------------------------
Class B***            350,992       3,818,751              --               --
--------------------------------------------------------------------------------
                                 $  7,026,721                     $         --
--------------------------------------------------------------------------------

Shares issued to shareholders in reinvestment of distributions
--------------------------------------------------------------------------------
Class AARP*            28,553    $    340,010              --     $         --
--------------------------------------------------------------------------------
Class S**           2,415,795      29,068,347       1,530,882       21,360,904
--------------------------------------------------------------------------------
Class A***             11,583         129,233              --               --
--------------------------------------------------------------------------------
Class B***              4,162          46,524              --               --
--------------------------------------------------------------------------------
Class C***              1,602          17,879              --               --
--------------------------------------------------------------------------------
                                 $ 29,601,993                     $ 21,360,904
--------------------------------------------------------------------------------

Shares redeemed
--------------------------------------------------------------------------------
Class AARP*          (202,667)    $(2,252,800)             --     $         --
--------------------------------------------------------------------------------
Class S**          (6,262,079)    (74,974,854)     (9,773,242)     (135,571,896)
--------------------------------------------------------------------------------
Class A***           (243,944)     (2,750,114)            --               --
--------------------------------------------------------------------------------
Class B***            (82,901)       (933,488)             --               --
--------------------------------------------------------------------------------
Class C***            (51,007)       (570,927)             --               --
--------------------------------------------------------------------------------
                                  $(81,482,183)                   $(135,571,896)
--------------------------------------------------------------------------------

                    Year Ended August 31, 2001      Year Ended August 31, 2000
--------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------

Net increase (decrease)
--------------------------------------------------------------------------------
Class AARP*           398,162    $  5,175,629              --     $         --
--------------------------------------------------------------------------------
Class S**           4,114,152      49,802,124        (409,167)      (5,675,248)
--------------------------------------------------------------------------------
Class A***          1,398,861      15,988,997              --               --
--------------------------------------------------------------------------------
Class B***            764,836       8,593,961              --               --
--------------------------------------------------------------------------------
Class C***            240,282       2,781,956              --               --
--------------------------------------------------------------------------------
                                 $ 82,342,667                      $(5,675,248)
--------------------------------------------------------------------------------

* For the period from October 2, 2000 (commencement of sales of Class AARP) to August 31, 2001.

** On October 2, 2000, existing shares of the Portfolio were redesignated as Class S.

*** For the period from December 29, 2000 (commencement of sales of Class A, B and C) to August 31, 2001.

Pathway Growth Portfolio

The following table summarizes share and dollar activity in the Portfolio:

                    Year Ended August 31, 2001      Year Ended August 31, 2000
--------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------

Shares sold
--------------------------------------------------------------------------------
Class AARP*           582,407    $  8,228,332              --     $         --
--------------------------------------------------------------------------------
Class S**           5,263,272      72,233,635       3,423,782       59,261,130
--------------------------------------------------------------------------------
Class A***          1,603,782      21,984,635              --               --
--------------------------------------------------------------------------------
Class B***            632,964       8,677,599              --               --
--------------------------------------------------------------------------------
Class C***            304,383       4,166,998              --               --
--------------------------------------------------------------------------------
                                 $115,291,199                     $ 59,261,130
--------------------------------------------------------------------------------

Shares issued in tax-free reorganizations
--------------------------------------------------------------------------------
Class AARP*         8,775,379    $134,438,805              --     $         --
--------------------------------------------------------------------------------
Class A***            224,590       2,849,971              --               --
--------------------------------------------------------------------------------
Class B***            250,898       3,181,258              --               --
--------------------------------------------------------------------------------
                                 $140,470,034                     $         --
--------------------------------------------------------------------------------

Shares issued to shareholders in reinvestment of distributions
--------------------------------------------------------------------------------
Class AARP*            67,111    $    976,472              --     $         --
--------------------------------------------------------------------------------
Class S**             943,416      14,375,755         445,546        7,810,433
--------------------------------------------------------------------------------
                                 $ 15,352,227                     $  7,810,433
--------------------------------------------------------------------------------

                    Year Ended August 31, 2001      Year Ended August 31, 2000
--------------------------------------------------------------------------------
                      Shares         Dollars          Shares          Dollars
--------------------------------------------------------------------------------

Shares redeemed
--------------------------------------------------------------------------------
Class AARP*        (2,170,684)    $(30,190,919)            --     $         --
--------------------------------------------------------------------------------
Class S**          (4,253,126)    (58,664,530)     (2,839,518)     (49,103,823)
--------------------------------------------------------------------------------
Class A***           (379,536)     (5,238,198)             --               --
--------------------------------------------------------------------------------
Class B***           (147,452)     (2,044,488)             --               --
--------------------------------------------------------------------------------
Class C***            (70,833)       (969,579)             --               --
--------------------------------------------------------------------------------
                                  $(97,107,714)                    $(49,103,823)
--------------------------------------------------------------------------------

Net increase (decrease)
--------------------------------------------------------------------------------
Class AARP*         7,254,213    $113,452,690              --     $         --
--------------------------------------------------------------------------------
Class S**           1,953,562      27,944,860       1,029,810       17,967,740
--------------------------------------------------------------------------------
Class A***          1,448,836      19,596,408              --               --
--------------------------------------------------------------------------------
Class B***            736,410       9,814,369              --               --
--------------------------------------------------------------------------------
Class C***            233,550       3,197,419              --               --
--------------------------------------------------------------------------------
                                 $174,005,746                     $ 17,967,740
--------------------------------------------------------------------------------

*    For the period  from  September  25, 2000  (commencement  of sales of Class
     AARP) to August 31, 2001.

** On September 25, 2000, existing shares of the Portfolio were redesignated as Class S.

*** For the period from December 29, 2000 (commencement of sales of Class A, B and C) to August 31, 2001.

G. Subsequent Event

On September 24, 2001, Deutsche Bank and Zurich Financial Services, parent company of ZSI, the investment manager for each Portfolio, announced that they have signed an agreement in principle under which Deutsche Bank will acquire 100% of ZSI. The agreement in principle does not include ZSI's Threadneedle Investments in the U.K., which will be retained by Zurich Financial Services. Definitive transaction agreements are expected to be signed in the fourth quarter of 2001 and the transaction is expected to be completed, pending regulatory and shareholder approval and satisfaction of other conditions, in the first quarter of 2002.

Report of Independent Accountants
--------------------------------------------------------------------------------


To the Board of Directors of Scudder Pathway Series and to the Shareholders of Scudder Pathway Series: Conservative, Moderate, and Growth Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder Pathway
Series: Conservative, Moderate (formerly "Balanced"), and Growth Portfolios (the three portfolios constituting the Scudder Pathway Series) (the "Funds") at August 31, 2001, and the results of their operations, the changes in their net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
October 16, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------


The Conservative, Moderate and Growth Portfolios paid distributions of $0.01, $1.18, and $1.63, respectively, per share from net long-term capital gains during the year ended August 31, 2001, of which 100%, 100%, and 100%, respectively, represent 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Growth Portfolio designates long-term capital gain dividends for the fiscal year ended August 31, 2001 in the amount of $5,034,000, of which 100% represents 20% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------


Linda C. Coughlin*
        President and Trustee

Henry P. Becton, Jr.
        Trustee; President, WGBH Educational
        Foundation

Dawn-Marie Driscoll
        Trustee; President, Driscoll Associates;
        Executive Fellow, Center for Business
        Ethics, Bentley College

Edgar R. Fiedler
        Trustee; Senior Fellow and
        Economic Counsellor, The
        Conference Board, Inc.

Keith R. Fox
        Trustee; General Partner,
        The Exeter Group of Funds

Jean Gleason Stromberg
        Trustee; Consultant

Jean C. Tempel
        Trustee; Managing Director,
        First Light Capital, LLC

Steven Zaleznick
        Trustee; President and Chief Executive
        Officer, AARP Services, Inc.

Thomas V. Bruns*
        Vice President

William F. Glavin, Jr.*
        Vice President

James E. Masur*
        Vice President

Howard S. Schneider*
        Vice President

Shahram Tajbakhsh*
        Vice President

John Millette*
        Vice President and Secretary

Kathryn L. Quirk*
        Vice President and Assistant Secretary

John R. Hebble*
        Treasurer

Thomas Lally*
        Assistant Treasurer

Brenda Lyons*
        Assistant Treasurer

Caroline Pearson*
        Assistant Secretary

*   Zurich Scudder Investments, Inc.

Account Management Resources
--------------------------------------------------------------------------------

      Legal Counsel   Dechert

                      Ten Post Office Square South
                      Boston, MA 02109
--------------------------------------------------------------------------------
        Shareholder   Scudder Investments Service Company
      Service Agent
                      P.O. Box 219151
                      Kansas City, MO 64121
--------------------------------------------------------------------------------
      Custodian and   State Street Bank and Trust Company
     Transfer Agent
                      225 Franklin Street
                      Boston, MA 02109
--------------------------------------------------------------------------------
        Independent   PricewaterhouseCoopers LLP
        Accountants
                      160 Federal Street
                      Boston, MA 02109
--------------------------------------------------------------------------------
          Principal   Scudder Distributors, Inc.
        Underwriter
                      222 South Riverside Plaza
                      Chicago, IL 60606
                      www.scudder.com
                      (800) 621-1048
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

                                   SCUDDER
                                   INVESTMENTS

                                   222 South Riverside Plaza
                                   Chicago, IL 60606-5808















                                   A member of [LOGO] Zurich Scudder Investments